------------------------
                                                                    OMB APPROVAL
                                                        ------------------------
                                                           OMB Number: 3235-0570
                                                          Expires: Nov. 30, 2005
                                                        Estimated average burden
                                                         hours per response: 5.0
                                                        ------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                   Investment Company Act file number 811-5550


                             The Alger American Fund
               (Exact name of registrant as specified in charter)


                    111 Fifth Avenue New York, New York 10003
               (Address of principal executive offices) (Zip code)


                              Mr. Frederick A. Blum


                           Fred Alger Management, Inc.


                                111 Fifth Avenue


                            New York, New York 10003
                     (Name and address of agent for service)


Registrant's telephone number, including area code:212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1.   REPORT(S) TO STOCKHOLDERS.
================================================================================




                             THE ALGER AMERICAN FUND




                                 ALGER AMERICAN
                                GROWTH PORTFOLIO

                                 ALGER AMERICAN
                         SMALL CAPITALIZATION PORTFOLIO

                                 ALGER AMERICAN
                           INCOME AND GROWTH PORTFOLIO

                                 ALGER AMERICAN
                               BALANCED PORTFOLIO

                                 ALGER AMERICAN
                             MIDCAP GROWTH PORTFOLIO

                                 ALGER AMERICAN
                           LEVERAGED ALLCAP PORTFOLIO





                                  ANNUAL REPORT

                                DECEMBER 31, 2004




                                     [LOGO]




================================================================================

TABLE OF CONTENTS

    THE ALGER AMERICAN FUND
    Letter to Our Shareholders...............................................  1
    Portfolio Highlights (Unaudited).........................................  4
    Shareholder Expense Example (Unaudited).................................. 10
    Portfolio Summary (Unaudited)............................................ 11
    Schedules of Investments................................................. 12
    Statements of Assets and Liabilities..................................... 26
    Statements of Operations................................................. 27
    Statements of Changes in Net Assets...................................... 28
    Financial Highlights..................................................... 30
    Notes to Financial Statements............................................ 34
    Report of Independent Registered Public Accounting Firm ................. 39

Dear Shareholders,                                              JANUARY 26, 2005

It was an unusual year for investing. Corporate profit growth has rarely been better, and both the U.S. and global economies expanded at a steady, stable clip with very low inflation for most of the year. But a tight presidential race, war in Iraq, rising energy and commodity prices, and continued investor skepticism kept the markets muted until November.

The year began on a positive note, and through March, the markets responded positively to strong manufacturing activity and growing consumer confidence. In April the mood started to shift. Energy prices were on the rise, economic growth led to speculation (correct as it turned out) that the Fed would soon raise interest rates, and the situation in Iraq was not improving. Perhaps just as unsettling to the markets, job growth lagged the broader economic recovery. As a result, the markets retreated from their March peak and progressively moved lower until August.

By autumn, manufacturing activity and consumer spending had slowed. The price of oil continued to rise through October, and the Fed increased the short-term rate from 1.00% to 2.25% by year end. The close presidential race generated passion but also created uncertainty, and the markets remained range-bound until Election Day. It may be a cliche, but investors truly dislike uncertainty, and the markets only moved up significantly after the election was over. When they did finally advance, the move was impressive. The last eight weeks of the year saw a broad-based rally, and companies that had been generating strong earnings all year were rewarded. As a result, for the 12 months ended December 31, 2004, the equity markets experienced modest gains with the Dow gaining 5.31%, the Nasdaq up 9.15% and the S&P 500 up 10.88%. The yield on the U.S. Treasury 10-year note was 4.24% on December 31, compared to 4.27% a year earlier.

PORTFOLIO MATTERS

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

The Alger American Small Capitalization Portfolio gained 16.57% for the year, while the Russell 2000 Growth Index returned 14.31%. Our health care holdings significantly outperformed the benchmark in this sector. Intuitive Surgical, a leader in surgical robotics, was among the top performing holdings. Other top performers included Immucor, which develops blood diagnostics, and Tularik Inc., a maker of oral drugs that use gene regulation to fight cancer, immune disorders and metabolic diseases. Dade Behring Holdings, which makes diagnostic testing kits, also contributed to the sector's positive performance.

Our holdings in the financial sector outperformed the benchmark with the help of First Marblehead Corp., which provides services for student loan originators. Energy holdings also did very well and top contributors included oil and natural gas exploration and production company, Tom Brown, Inc., and drilling equipment maker, Varco International. In the industrials sector, although our holdings did well on an absolute basis, we underperformed the benchmark.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

The Alger American MidCap Growth Portfolio gained 13.04%, while the Russell Midcap Growth Index increased 15.48%. The Portfolio's holdings in the consumer discretionary sector underperformed the benchmark, and the Portfolio was hurt by its position in DVD rental service Netflix, whose shares dropped sharply in response to investor concerns about increased competition and less revenue per user after the company lowered its subscription price. Sharper Image Corporation also detracted from overall performance. However, XM Satellite Radio had an exceptional year and was a top contributor. Our technology holdings were up slightly, but suffered from disappointing returns from Teradyne, which develops semiconductor testing equipment, and Novellus Systems, a manufacturer of semiconductor production equipment.

Health care stocks did quite well, and we significantly outperformed the benchmark. Top performers included pharmaceutical firms Elan Corporation and Sepracor. The Portfolio's industrial sector holdings also considerably outperformed the benchmark with strong returns from defense communications equipment company L-3 and freight shipper Yellow Roadway.

ALGER AMERICAN GROWTH PORTFOLIO

The Alger American Growth Portfolio gained 5.50% for the year, compared with a gain of 6.30% for the Russell 1000 Growth Index. Information technology holdings averaged above market weight and slightly underperformed the benchmark. The Portfolio's semiconductor and software holdings performed poorly, with weak results from Applied Materials, a manufacturer of semiconductor production equipment, and Veritas, a provider of data management software. One positive standout was Google, which was among the top-performing holdings in the Portfolio.

In the consumer discretionary sector, we outperformed the benchmark, with Starwood Hotels and Target two of the top contributors. Media companies also performed well, with the highest returns coming from XM Satellite Radio. In Internet retail, online auctioneer eBay was a top performer. A notable exception was online DVD rental service Netflix, which was hit hard after lowering its subscription price due to increased competition. In health care, we were below market weight and biotech holdings were particularly weak, with losses in ImClone, ICOS, and Millennium Pharmaceuticals. In financials, we were just below market weight but outperformed the benchmark with a strong showing from investment management firms T. Rowe Price and Affiliated Managers Group.

ALGER AMERICAN BALANCED PORTFOLIO

For the year, the Alger American Balanced Portfolio returned 4.57%, while the Russell 1000 Growth Index returned 6.30% and the Lehman Brothers Government/Credit Bond Index rose 4.19%. Information technology stocks represented approximately a third of the equity portion of the Portfolio and slightly underperformed. We also underperformed the benchmark in the health care sector largely because of our biotech holdings in ImClone Systems, ICOS and Millennium Pharmaceuticals. In consumer discretionary we were on par with the Russell benchmark. However, eBay's solid performance was not enough to offset the loss sustained by our position in Netflix. Although our holdings in industrials were below market weight, the Portfolio outperformed the benchmark in part due to Tyco International.

The fixed-income portion of the Portfolio slightly underperformed the Lehman Index as a result of reducing its overweight in longer-dated Treasuries in December. While the Portfolio retained its market weighting of Corporate, Agency and Treasury securities, we reduced the overall duration of the Portfolio in anticipation of higher rates due to increased inflation expectations. Unfortunately, the U.S. yield curve trended flatter as inflation data continued to come in weaker than expected during the fourth quarter.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

The Alger American Leveraged AllCap Portfolio gained 8.19% compared with a gain of 6.93% for the Russell 3000 Growth Index. We were overweight in the information technology sector, and good stock selection helped us outperform. Apple Computer and Yahoo! both had an outstanding year, as did Research in Motion, which makes the popular handheld Blackberry device. The semiconductor industry, however, was a weak area, for the market in general and for the Portfolio, which saw poor performance from equipment maker Applied Materials and from Kulicke and Soffa Industries.

Our holdings in consumer discretionary performed in line with the benchmark. Satellite radio companies XM Satellite and Sirius both had impressive years, and online retailer eBay was among the top performers in the Portfolio. The exception was DVD rental service Netflix, which detracted from overall performance.

THE ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

The Alger American Income and Growth Portfolio gained 7.85% for the year ended December 31, 2004, while the Russell 1000 Growth Index had a return of 6.30%. We were above market weight in the consumer discretionary sector; Starwood Hotels and eBay were two top contributors to the Portfolio. Health care holdings performed poorly, with a disappointing year for a number of pharmaceutical stocks including Merck, Pfizer, and GlaxoSmithKline. Our holdings in the industrial sector, however, were a big boost to performance, with a significant contribution from Tyco International and Rockwell Automation.

LOOKING AHEAD

For the first time in many years, we believe that the market is no longer gripped by the irrational exuberance of the late 1990s or the irrational pessimism of the first years of the new millennium. Instead, we think that this market will reward or penalize companies based on how well those companies perform. As a result, heading into 2005, we expect to see steady and rational gains with less volatility than in past years. In light of impressive corporate earnings growth and low interest rates, we believe that much of the market is undervalued, and that companies achieving solid, double-digit earnings should command better prices in the year ahead.

At the same time, employment and wage gains are likely to be less impressive than corporate profit growth. Productivity remains high by historic averages, and companies have not needed to initiate substantial new hiring. In addition, higher energy prices look to be a mild check on what is otherwise a very robust economy. While the pace of growth should slow from its pace a year ago, corporate profits overall should grow in the high single-digits, with many companies significantly exceeding that. We expect GDP growth to be at least 3%.

Alger is celebrating its 40th anniversary of managing money, and our investment philosophy and process remain the same. This year, however, was a bit disappointing to us. Uncertainty trumped fundamentals, and our stocks didn't do as well as we had expected. Looking back, perhaps this was simply the "pause that refreshes". In the rally following the election, both the markets and our performance have picked up considerably. We think this is a positive harbinger for 2005.

As always, we will continue to use our time-tested, disciplined approach in order to identify dynamic companies and invest in them. We value the trust you have placed in us, and we thank you. We look forward to the year ahead.

                                    Respectfully submitted,

                                    /s/ Dan C. Chung

                                    Dan C. Chung
                                    Chief Investment Officer

--------------------------------------------------------------------------------
ALGER AMERICAN GROWTH PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed piece.]

                     Alger American Growth             Russell 1000 Growth Index
                     ---------------------             -------------------------
1/95                                 10000                                 10000
12/31/95                             13637                                 13721
12/96                                15457                                 16894
12/97                                19437                                 22044
12/98                                28781                                 30575
12/99                                38492                                 40713
12/00                                32805                                 31583
12/01                                28929                                 25137
12/02                                19385                                 18126
12/03                                26201                                 23520
12/31/04                             27641                                 25003


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Growth Class O shares and the Russell 1000 Growth Index for the ten years ended December 31, 2004. Figures for the Alger American Growth Class O shares and the Russell 1000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American Growth Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                Average Annual Total Returns
                                                  1 Year         5 Years      10 Years       Since Inception
                                               -------------------------------------------------------------
      CLASS O (INCEPTION 1/9/89)                   5.50%         (6.41%)          10.70%         12.95%
      RUSSELL 1000 GROWTH INDEX                    6.30%         (9.29%)           9.60%         10.89%
  ---------------------------------------------------------------------------------------------------------
      CLASS S (INCEPTION 5/1/02)                   5.24%            --             --             1.82%
      RUSSELL 1000 GROWTH INDEX                    6.30%            --             --             4.05%
  ---------------------------------------------------------------------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed piece.]

                  Alger American Small Cap             Russell 2000 Growth Index
                  ------------------------             -------------------------
1/1/95                               10000                                 10000
12/31/95                             14431                                 13101
12/31/96                             15034                                 14577
12/31/97                             16747                                 16464
12/31/98                             19348                                 16668
12/31/99                             27748                                 23852
12/31/00                             20201                                 18500
12/31/01                             14240                                 16793
12/31/02                             10506                                 11710
12/31/03                             14954                                 17393
12/31/04                             17432                                 19882


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Small Capitalization Class O shares and the Russell 2000 Growth Index for the ten years ended December 31, 2004. Figures for both the Alger American Small Capitalization Class O shares and the Russell 2000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American Small Capitalization Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                Average Annual Total Returns
                                                  1 Year         5 Years      10 Years       Since Inception
                                               -------------------------------------------------------------
      CLASS O (INCEPTION 9/21/88)                 16.57%         (8.88%)        5.71%            10.82%
      RUSSELL 2000 GROWTH INDEX                   14.31%         (3.58%)        7.11%             8.10%
  ---------------------------------------------------------------------------------------------------------
      CLASS S (INCEPTION 5/1/02)                  16.29%            --             --             8.92%
      RUSSELL 2000 GROWTH INDEX                   14.31%            --             --             8.20%
  ---------------------------------------------------------------------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
   ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed piece.]

          Alger American Income and Growth             Russell 1000 Growth Index
          --------------------------------             -------------------------
1/1/95                               10000                                 10000
12/31/95                             13513                                 13721
12/31/96                             16173                                 16894
12/31/97                             22041                                 22044
12/31/98                             29180                                 30575
12/31/99                             41567                                 40713
12/31/00                             41040                                 31583
12/31/01                             35162                                 25137
12/31/02                             24227                                 18126
12/31/03                             31456                                 23520
12/31/04                             33923                                 25003


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Income and Growth Class O shares and the Russell 1000 Growth Index for the ten years ended December 31, 2004. Figures for the Alger American Income and Growth Class O shares and the Russell 1000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American Income and Growth Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                              Average Annual Total Returns
                                                  1 Year         5 Years      10 Years       Since Inception
                                             ----------------------------------------------------------------
      CLASS O (INCEPTION 11/15/88)                 7.85%         (3.98%)          12.99%         10.50%
      RUSSELL 1000 GROWTH INDEX                    6.30%         (9.29%)           9.60%         11.02%
  ---------------------------------------------------------------------------------------------------------
      CLASS S (INCEPTION 5/1/02)                   7.47%            --             --             2.10%
      RUSSELL 1000 GROWTH INDEX                    6.30%            --             --             4.05%
  ---------------------------------------------------------------------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
   ALGER AMERICAN BALANCED PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed piece.]

                 Alger America     Russell 1000     Lehman Brothers Gov't/Credit
                      Balanced     Growth Index                       Bond Index
                 -------------     ------------     ----------------------------
1/1/95                   10000            10000                            10000
12/31/95                 12862            13721                            11923
12/31/96                 14170            16894                            12270
12/31/97                 16978            22044                            13467
12/31/98                 22328            30575                            14741
12/31/99                 28851            40713                            14426
12/31/00                 28054            31583                            16133
12/31/01                 27512            25137                            17506
12/31/02                 24131            18126                            19435
12/31/03                 28723            23520                            20344
12/31/04                 30035            25003                            21200


The  chart  above  illustrates  the  growth in value of a  hypothetical  $10,000 investment made in Alger American Balanced Class O shares, the Russell 1000 Growth Index, and the Lehman Brothers Government/Credit Bond Index for the ten years ended December 31, 2004. Figures for the Alger American Balanced Class O shares, the Russell 1000 Growth Index (an unmanaged index of common stocks), and the Lehman Brothers Government/Credit Bond Index (an unmanaged index of government and corporate bonds), include reinvestment of dividends and/or interest. Performance for the Alger American Balanced Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                              Average Annual Total Returns
                                                  1 Year         5 Years      10 Years       Since Inception
                                             --------------------------------------------------------------
      CLASS O (INCEPTION 9/5/89)                   4.57%          0.81%         11.63%            9.26%
      RUSSELL 1000 GROWTH INDEX                    6.30%         (9.29%)         9.60%            9.51%
      LEHMAN BROTHERS GOV'T/CREDIT BOND INDEX      4.19%          8.00%          7.80%            7.87%
  ---------------------------------------------------------------------------------------------------------
      CLASS S (INCEPTION 5/1/02)                   4.27%           --              --             4.89%
      RUSSELL 1000 GROWTH INDEX                    6.30%           --              --             4.05%
      LEHMAN BROTHERS GOV'T/CREDIT BOND INDEX      4.19%           --              --             6.85%
  ---------------------------------------------------------------------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
   ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed piece.]

              Alger American MidCap Growth           Russell Midcap Growth Index
              ----------------------------           ---------------------------
1/1/95                               10000                                 10000
12/31/95                             14445                                 13397
12/31/96                             16163                                 15740
12/31/97                             18589                                 19286
12/31/98                             24221                                 22732
12/31/99                             31935                                 34393
12/31/00                             34867                                 30352
12/31/01                             32593                                 24235
12/31/02                             22964                                 17594
12/31/03                             33939                                 25110
12/31/04                             38366                                 28996

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger American MidCap Growth Class O shares and the Russell Midcap Growth Index for the ten years ended December 31, 2004. Figures for the Alger American MidCap Growth Class O shares and the Russell Midcap Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American MidCap Growth Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                    Average Annual Total Returns
                                                        1 Year         5 Years      10 Years    Since Inception
                                                     -----------------------------------------------------------
      CLASS O (INCEPTION 5/3/93)                        13.04%         3.74%         14.39%        15.24%
      RUSSELL MIDCAP GROWTH INDEX                       15.48%        (3.36%)        11.23%        10.61%
      -------------------------------------------------------------------------------------------------------------
      CLASS S (INCEPTION 5/1/02)                        12.77%           --            --           8.33%
      RUSSELL MIDCAP GROWTH INDEX                       15.48%           --            --           9.88%
      -------------------------------------------------------------------------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT FROM JANUARY 25, 1995 TO DECEMBER 31, 2004
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed piece.]

            Alger America Leveraged AllCap             Russell 3000 Growth Index
            ------------------------------             -------------------------
1/25/95                              10000                                 10000
                                     17430                                 13374
12/31/96                             19529                                 16686
                                     23372                                 20927
12/31/98                             36888                                 26181
                                     65683                                 34445
12/31/00                             49374                                 30414
                                     41509                                 23761
12/31/02                             27434                                 18406
                                     36960                                 21736
12/31/04                             39986                                 23990

The  chart  above  illustrates  the  growth in value of a  hypothetical  $10,000 investment made in Alger American Leveraged AllCap Class O shares and the Russell 3000 Growth Index on January 25, 1995, the inception date of the Alger American Leveraged AllCap Portfolio, through December 31, 2004. Figures for the Alger American Leveraged AllCap Class O shares and the Russell 3000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for Alger American Leveraged AllCap Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                          Average Annual Total Returns
                                                                  1 Year            5 Years    Since Inception
                                                                ------------------------------------------------
      CLASS O (INCEPTION 1/25/95)                                  8.19%           (9.45%)          14.97%
      RUSSELL 3000 GROWTH INDEX                                    6.93%           (8.88%)           9.20%
   -------------------------------------------------------------------------------------------------------------
      CLASS S (INCEPTION 5/1/02)                                    7.90%             --             2.21%
      RUSSELL 3000 GROWTH INDEX                                     6.93%             --             4.36%
   -------------------------------------------------------------------------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

================================================================================

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2004 and ending December 31, 2004.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                 RATIO OF
                                                                                 EXPENSES       EXPENSES TO
                                                   BEGINNING        ENDING      PAID DURING       AVERAGE
                                                    ACCOUNT         ACCOUNT     THE PERIOD       NET ASSETS
                                                     VALUE           VALUE     JULY 1, 2004      YEAR ENDED
                                                    JULY 1,      DECEMBER 31,  TO DECEMBER 31,   DECEMBER 31,
                                                     2004            2004         2004(B)           2004
------------------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN GROWTH PORTFOLIO
CLASS O     ACTUAL ............................   $1,000.00       $1,023.92        $4.38            0.86%
            HYPOTHETICAL(A) ...................    1,000.00        1,020.81         4.37            0.86
CLASS S     ACTUAL ............................    1,000.00        1,022.50         5.64            1.11
            HYPOTHETICAL(A) ...................    1,000.00        1,019.56         5.63            1.11

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O     ACTUAL ............................   $1,000.00       $1,076.55        $5.06            0.97%
            HYPOTHETICAL(A) ...................    1,000.00        1,020.26         4.93            0.97
CLASS S     ACTUAL ............................    1,000.00        1,075.34         6.36            1.22
            HYPOTHETICAL(A) ...................    1,000.00        1,019.00         6.19            1.22

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
CLASS O     ACTUAL ............................   $1,000.00       $1,029.75        $3.98            0.78%
            HYPOTHETICAL(A) ...................    1,000.00        1,021.22         3.96            0.78
CLASS S     ACTUAL ............................    1,000.00        1,028.58         5.30            1.04
            HYPOTHETICAL(A) ...................    1,000.00        1,019.91         5.28            1.04

ALGER AMERICAN BALANCED PORTFOLIO
CLASS O     ACTUAL ............................   $1,000.00       $1,029.56        $4.44            0.87%
            HYPOTHETICAL(A) ...................    1,000.00        1,020.76         4.42            0.87
CLASS S     ACTUAL ............................    1,000.00        1,028.47         5.71            1.12
            HYPOTHETICAL(A) ...................    1,000.00        1,019.51         5.69            1.12

THE ALGER AMERICAN FUND
SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

================================================================================

                                                                                                RATIO OF
                                                                                 EXPENSES      EXPENSES TO
                                                   BEGINNING        ENDING       PAID DURING     AVERAGE
                                                    ACCOUNT         ACCOUNT      THE PERIOD     NET ASSETS
                                                     VALUE           VALUE      JULY 1, 2004    YEAR ENDED
                                                    JULY 1,      DECEMBER 31,  TO DECEMBER 31,  DECEMBER 31,
                                                     2004            2004         2004(B)          2004
------------------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O     ACTUAL ............................   $1,000.00       $1,065.63        $4.78          0.92%
            HYPOTHETICAL(A) ...................    1,000.00        1,020.51         4.67          0.92
CLASS S     ACTUAL ............................    1,000.00        1,063.85         6.07          1.17
            HYPOTHETICAL(A) ...................    1,000.00        1,019.25         5.94          1.17

ALGER AMERICAN LEVERAGED ALL CAP PORTFOLIO
CLASS O     ACTUAL ............................   $1,000.00       $1,020.86        $4.93          0.97%
            HYPOTHETICAL(A) ...................    1,000.00        1,020.26         4.93          0.97
CLASS S     ACTUAL ............................    1,000.00        1,019.64         6.19          1.22
            HYPOTHETICAL(A) ...................    1,000.00        1,019.00         6.19          1.22

--------------------------------------------------------------------------------
(a) 5% annual return before expenses.
(b) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


THE ALGER AMERICAN FUND
PORTFOLIO SUMMARY* (UNAUDITED)

================================================================================

                                                 AMERICAN     AMERICAN SMALL   AMERICAN INCOME   AMERICAN         AMERICAN
                                                  GROWTH      CAPITALIZATION     AND GROWTH    MIDCAP GROWTH   LEVERAGED ALLCAP
SECTORS                                          PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary ........................      24.1%          12.0%          16.7%           18.9%          12.2%
Consumer Staples ..............................       2.4            0.0            8.1             1.2            1.5
Energy ........................................      11.2            6.2            7.9             7.6            6.6
Financials ....................................       7.7           10.6           12.5             8.6            7.4
Health Care ...................................      17.2           21.3           11.4            15.2           23.0
Industrials ...................................       6.9           13.8           14.9             8.9           10.1
Information Technology ........................      26.1           26.0           16.0            28.1           32.1
Materials .....................................       3.6            2.5            5.0             5.6            2.7
Telecommunication Services ....................       0.9            2.2            4.1             1.8            0.8
Utilities .....................................       0.0            0.0            2.8             0.0            0.0
Cash and Net Other Assets .....................      -0.1            5.4            0.6             4.1            3.6
                                                 --------       --------        --------       --------        --------
                                                    100.0%         100.0%         100.0%          100.0%         100.0%
                                                 ========       ========        ========       ========        ========

SECTORS/SECURITY TYPES                                                                                AMERICAN BALANCED PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary ..............................................................................             15.7%
Consumer Staples ....................................................................................              1.6
Energy ..............................................................................................              7.6
Financials ..........................................................................................              5.0
Health Care .........................................................................................             11.8
Industrials .........................................................................................              3.8
Information Technology ..............................................................................             17.5
Materials ...........................................................................................              2.4
Telecommunications Services .........................................................................              0.6
                                                                                                              --------
  Total Common Stocks ...............................................................................             66.0
                                                                                                              --------
Corporate Obligations ...............................................................................             13.2
U.S. Agency Obligations .............................................................................              6.2
U.S. Treasury Obligations ...........................................................................             11.3
                                                                                                              --------
  Total Obligations .................................................................................             30.7
                                                                                                              --------
Cash and Net Other Assets ...........................................................................              3.3
                                                                                                              --------
                                                                                                                 100.0%
                                                                                                              ========

--------------------------------------------------------------------------------
  * Based on net assets for each Portfolio.

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004

================================================================================


   SHARES        COMMON STOCKS--100.1%                                  VALUE
   ------                                                               -----

                 BIOTECHNOLOGY--5.8%
   115,500       Biogen Idec Inc.* ............................   $    7,693,455
   152,700       Genzyme Corporation General Division* ........        8,867,289
   478,450       Gilead Sciences, Inc.* .......................       16,740,966
   210,700       ImClone Systems Incorporated* ................        9,709,056
   222,850       OSI Pharmaceuticals, Inc.* ...................       16,680,323
                                                                  --------------
                                                                      59,691,089
                                                                  --------------
                 CAPITAL MARKETS--3.7%
   173,650       Affiliated Managers Group, Inc.* .............       11,763,051
   310,100       Bank of New York Company, Inc. (The) .........       10,363,542
   130,600       J.P. Morgan Chase & Co. ......................        5,094,706
   176,300       T. Rowe Price Group Inc. .....................       10,965,860
                                                                  --------------
                                                                      38,187,159
                                                                  --------------
                 CHEMICALS--1.9%
   400,450       Dow Chemical Company (The) ...................       19,826,280
                                                                  --------------
                 COMMERCIAL BANKS--1.0%
   166,250       Wells Fargo & Company ........................       10,332,437
                                                                  --------------
                 COMMUNICATION EQUIPMENT--5.5%
   728,600       Avaya Inc.* ..................................       12,531,920
   816,700       Cisco Systems, Inc.* .........................       15,762,310
   716,050       Motorola, Inc. ...............................       12,316,060
   201,100       Research In Motion Limited* ..................       16,574,662
                                                                  --------------
                                                                      57,184,952
                                                                  --------------
                 COMPUTERS & PERIPHERALS--3.3%
   358,500       Apple Computer, Inc.* ........................       23,087,400
   718,200       EMC Corporation* .............................       10,679,634
                                                                  --------------
                                                                      33,767,034
                                                                  --------------
                 CONSUMER FINANCE--1.4%
   258,950       American Express Company .....................       14,597,011
                                                                  --------------
                 DIVERSIFIED FINANCIAL SERVICES--1.5%
    91,200       Lehman Brothers Holdings Inc. ................        7,978,176
   279,200       MBNA Corporation .............................        7,870,648
                                                                  --------------
                                                                      15,848,824
                                                                  --------------
                 ELECTRONIC EQUIPMENT &
                   INSTRUMENTS--1.3%
   777,200       Symbol Technologies, Inc. ....................       13,445,560
                                                                  --------------
                 ENERGY EQUIPMENT & SERVICES--8.4%
   213,400       BJ Services Company ..........................        9,931,636
   648,000       National-Oilwell, Inc.* ......................       22,867,920
   361,300       Schlumberger Limited .........................       24,189,035
   721,200       Transocean Inc.* .............................       30,571,668
                                                                 --------------
                                                                      87,560,259
                                                                 --------------
                 FOOD & STAPLES RETAILING--2.4%
   273,600       CVS Corporation ..............................       12,331,152
   242,500       Wal-Mart Stores, Inc. ........................       12,808,850
                                                                 --------------
                                                                     25,140,002
                                                                 --------------
                 FREIGHT & LOGISTICS--1.6%
   171,250       FedEx Corp. ..................................       16,866,412
                                                                 --------------
                 HEALTH CARE EQUIPMENT & SUPPLIES--.9%
   260,500       Boston Scientific Corporation* ...............        9,260,775
                                                                  --------------
                 HEALTH CARE PROVIDERS &
                   SERVICES--5.1%
   224,900       Caremark Rx, Inc.* ...........................        8,867,807
   127,400       CIGNA Corporation ............................       10,392,018
    52,500       PacifiCare Health Systems, Inc.* .............        2,967,300
   116,250       UnitedHealth Group Incorporated ..............       10,233,488
   179,400       WellPoint Inc.* ..............................       20,631,000
                                                                  --------------
                                                                      53,091,613
                                                                  --------------
                 HOTELS, RESTAURANTS & LEISURE--6.3%
   291,300       Carnival Corporation .........................       16,787,619
    79,500       Harrah's Entertainment, Inc. .................        5,317,755
   615,700       Hilton Hotels Corporation ....................       14,001,018
   192,300       MGM MIRAGE* ..................................       13,987,902
   257,500       Starwood Hotels & Resorts Worldwide, Inc. ....       15,038,000
                                                                  --------------
                                                                      65,132,294
                                                                  --------------
                 INDUSTRIAL CONGLOMERATES--4.8%
   573,450       General Electric Company .....................       20,930,925
   810,700       Tyco International Ltd. ......................       28,974,418
                                                                  --------------
                                                                      49,905,343
                                                                  --------------
                 INFORMATION TECHNOLOGY SERVICES--.9%
   211,750       Automatic Data Processing, Inc. ..............        9,391,112
                                                                  --------------
                 INTERNET & CATALOG RETAIL--4.4%
   285,350       eBay Inc.* ...................................       33,180,498
   998,950       Netflix Inc.* ................................       12,317,054
                                                                  --------------
                                                                      45,497,552
                                                                  --------------
                 INTERNET SOFTWARE & SERVICES--5.6%
   111,500       Google Inc. Cl. A* ...........................       21,530,650
   224,500       VeriSign, Inc.* ..............................        7,525,240
   780,800       Yahoo! Inc.* .................................       29,420,544
                                                                  --------------
                                                                      58,476,434
                                                                  --------------
                 MACHINERY--.5%
    88,900       Danaher Corporation ..........................        5,103,748
                                                                  --------------
                 MACHINERY - OIL WELL EQUIPMENT &
                   SERVICES--.5%
   266,050       Patterson-UTI Energy, Inc. ...................        5,174,672
                                                                  --------------

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004 (CONT'D)

================================================================================

   SHARES        COMMON STOCKS--(CONT'D)                                VALUE
   ------                                                               -----
                 MEDIA--7.2%
   376,300       Disney (Walt) Company ........................  $   10,461,140
   933,200       Time Warner Inc.* ............................      18,141,408
   290,700       Univision Communications Inc. Cl. A* .........       8,508,789
   539,100       Viacom Inc. Cl. B ............................      19,617,849
   489,150       XM Satellite Radio Holdings Inc. Cl. A* ......      18,401,823
                                                                 --------------
                                                                     75,131,009
                                                                 --------------
                 METALS & MINING--1.7%
   220,700       Peabody Energy Corporation ...................      17,856,836
                                                                 --------------
                 MULTILINE RETAIL--3.5%
   137,100       Federated Department Stores, Inc. ............       7,923,009
    55,300       Kohl's Corporation* ..........................       2,719,101
   495,150       Target Corporation ...........................      25,713,140
                                                                 --------------
                                                                     36,355,250
                                                                 --------------
                 OIL & GAS--2.3%
   167,650       BP PLC Sponsored ADR# ........................       9,790,760
   104,800       EOG Resources, Inc. ..........................       7,478,528
   311,300       Sasol ADR# ...................................       6,748,984
                                                                 --------------
                                                                     24,018,272
                                                                 --------------
                 PHARMACEUTICALS--5.5%
   366,600       Abbott Laboratories ..........................      17,101,890
   201,100       IVAX Corporation* ............................       3,181,402
   165,400       Johnson & Johnson ............................      10,489,668
   264,300       Sanofi-Aventis ADR# ..........................      10,585,215
   268,300       Sepracor Inc.* ...............................      15,928,971
                                                                 --------------
                                                                     57,287,146
                                                                 --------------
                 SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--5.4%
   382,500       Analog Devices, Inc. .........................      14,121,900
   614,900       Freescale Semiconductor Inc. Cl. A* ..........      10,957,518
   795,100       Intel Corporation ............................      18,597,389
   324,950       Linear Technology Corporation ................      12,595,062
                                                                 --------------
                                                                     56,271,869
                                                                 --------------
                 SOFTWARE--4.0%
 1,126,080       Microsoft Corporation ........................      30,077,597
   429,000       Symantec Corporation* ........................      11,051,040
                                                                 --------------
                                                                     41,128,637
                                                                 --------------
                 SPECIALTY RETAIL--2.5%
   264,850       Bed Bath & Beyond Inc.* ......................      10,548,976
   258,400       Lowe's Companies, Inc. .......................      14,881,256
                                                                 --------------
                                                                     25,430,232
                                                                 --------------
                 TEXTILES, APPAREL & LUXURY GOODS--.3%
    64,000       Polo Ralph Lauren Corporation Cl. A ..........       2,726,400
                                                                 --------------
                 WIRELESS TELECOMMUNICATION
                   SERVICES--.9%
     6,985       China Netcom Group Corporation
                 (Hong Kong) Limited ADR*# ....................         186,919
   377,200       Sprint Corporation ...........................       9,373,420
                                                                 --------------
                                                                      9,560,339
                                                                 --------------
                 TOTAL COMMON STOCKS
                 (COST $925,371,451) ..........................   1,039,246,552
                                                                 --------------
TOTAL INVESTMENTS
  (COST $925,371,451)(A) .............................   100.1%   1,039,246,552
Liabilities in Excess of Other Assets ................     (.1)      (1,271,646)
                                                         -----   --------------
NET ASSETS ...........................................   100.0%  $1,037,974,906
                                                         =====   ==============

--------------------------------------------------------------------------------

*   Non-income producing security.

#   American Depositary Receipts.

(a) At December 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $933,135,287 amounted to $106,111,265 which consisted of aggregate gross unrealized appreciation of $133,858,052 and aggregate gross unrealized depreciation of $27,746,787.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004

================================================================================

   SHARES    COMMON STOCKS--94.6%                                       VALUE
   ------                                                               -----
             AEROSPACE & DEFENSE--3.1%
   434,800   BE Aerospace, Inc.* ..................................  $ 5,061,072
   154,400   Esterline Technologies Corporation* ..................    5,041,160
   180,000   SI International Inc.* ...............................    5,536,800
                                                                     -----------
                                                                      15,639,032
                                                                     -----------
             AIRLINES--1.0%
   457,900   AirTran Holdings, Inc.* ..............................    4,899,530
                                                                     -----------
             BIOTECHNOLOGY--5.8%
   412,150   Encysive Pharmaceuticals Inc.* .......................    4,092,650
   347,900   Incyte Corporation* ..................................    3,475,521
   380,400   Ligand Pharmaceuticals Incorporated Cl. B* ...........    4,427,856
   158,300   Rigel Pharmaceuticals, Inc.* .........................    3,865,686
   190,800   Serologicals Corporation* ............................    4,220,496
   207,000   Theravance, Inc.* ....................................    3,705,300
   317,400   Vicuron Pharmaceuticals Inc.* ........................    5,525,934
                                                                     -----------
                                                                      29,313,443
                                                                     -----------
             BUSINESS SERVICES--.9%
    72,600   MicroStrategy Incorporated* ..........................    4,374,150
                                                                     -----------
             CAPITAL MARKETS--3.5%
    94,360   Affiliated Managers Group, Inc.* .....................    6,391,946
   174,100   National Financial Partners Corporation ..............    6,755,080
   100,600   Piper Jaffray Companies, Inc.* .......................    4,823,770
                                                                     -----------
                                                                      17,970,796
                                                                     -----------
             CHEMICALS--1.2%
   164,300   Lubrizol Corporation .................................    6,056,098
                                                                     -----------
             COMMERCIAL BANKS--4.2%
   185,900   Boston Private Financial Holdings, Inc. ..............    5,236,803
   149,600   East West Bancorp, Inc. ..............................    6,277,216
   206,450   Southwest Bancorporation of Texas, Inc. ..............    4,808,220
   104,650   Westcorp .............................................    4,806,575
                                                                     -----------
                                                                      21,128,814
                                                                     -----------
             COMMERCIAL SERVICES & SUPPLIES--3.2%
   120,650   CoStar Group Inc.* ...................................    5,571,617
   226,100   FTI Consulting, Inc.* ................................    4,763,927
   273,700   Gevity HR, Inc. ......................................    5,627,272
                                                                     -----------
                                                                      15,962,816
                                                                     -----------
             COMMUNICATION EQUIPMENT--3.9%
   567,450   Arris Group Inc.* ....................................    3,994,848
   299,800   Foundry Networks, Inc.* ..............................    3,945,368
   358,700   NETGEAR, Inc.* .......................................    6,524,753
   651,500   Powerwave Technologies, Inc.* ........................    5,524,720
                                                                     -----------
                                                                      19,989,689
                                                                     -----------
             COMPUTERS & PERIPHERALS--4.0%
   373,800   Advanced Digital Information Corporation* ............    3,745,476
    90,250   Avid Technology, Inc.* ...............................    5,572,938
 1,023,200   Maxtor Corporation* ..................................    5,422,960
   337,900   Silicon Image, Inc.* .................................    5,561,834
                                                                     -----------
                                                                      20,303,208
             COMPUTER SERVICES--1.0%
   206,600   Open Solutions Inc.* .................................    5,363,336
                                                                     -----------
             ELECTRIC AND ELECTRONIC EQUIPMENT--.9%
    74,450   Roper Industries, Inc. ...............................    4,524,326
                                                                     -----------
             ENERGY--1.3%
   181,000   Arch Coal, Inc. ......................................    6,432,740
                                                                     -----------
             ENERGY EQUIPMENT & SERVICES--2.0%
   189,200   Core Laboratories N.V.* ..............................    4,417,820
   174,300   Lone Star Technologies, Inc.* ........................    5,832,078
                                                                     -----------
                                                                      10,249,898
                                                                     -----------
             FINANCIAL SERVICES--1.8%
   169,600   Advance America Cash Advance Centers Inc.*3,883,840
   194,300   Calamos Asset Management, Inc.* ......................    5,246,100
                                                                     -----------
                                                                       9,129,940
                                                                     -----------
             HEALTH CARE EQUIPMENT & SUPPLIES--3.7%
   285,900   Immucor, Inc.* .......................................    6,721,509
    60,900   INAMED Corporation* ..................................    3,851,925
   140,200   Intuitive Surgical, Inc.* ............................    5,610,804
   116,700   Wilson Greatbatch Technologies, Inc.* ................    2,616,414
                                                                     -----------
                                                                      18,800,652
                                                                     -----------
             HEALTH CARE PROVIDERS & SERVICES--7.5%
   182,750   Psychiatric Solutions, Inc.* .........................    6,681,340
   114,100   Sierra Health Services, Inc.* ........................    6,288,051
   166,500   Sunrise Senior Living Inc.* ..........................    7,718,940
   253,300   Symbion, Inc.* .......................................    5,592,864
   284,000   VCA Antech, Inc.* ....................................    5,566,400
   197,400   WellCare Health Plans Inc.* ..........................    6,415,500
                                                                     -----------
                                                                      38,263,095
                                                                     -----------
             HOTELS, RESTAURANTS & LEISURE--3.3%
   231,112   Applebee's International, Inc. .......................    6,112,912
   184,100   Aztar Corporation* ...................................    6,428,772
    73,200   Red Robin Gourmet Burgers Inc.* ......................    3,914,004
                                                                     -----------
                                                                      16,455,688
                                                                     -----------
             INFORMATION TECHNOLOGY SERVICES--2.4%
    84,450   Global Payments Inc. .................................    4,943,703
   227,900   Kanbay International Inc.* ...........................    7,133,270
                                                                     -----------
                                                                      12,076,973
                                                                     -----------
             INTERNET & CATALOG RETAIL--1.0%
   342,300   J. Jill Group Inc.* ..................................    5,096,847
                                                                     -----------
             INTERNET SOFTWARE & SERVICES--5.0%
   131,300   Arbinet Holdings, Inc.* ..............................    3,262,805
   702,750   aQuantive, Inc.* .....................................    6,282,585
   117,000   Netease.com Inc. ADR*# ...............................    6,181,110
   277,166   Openwave Systems, Inc.* ..............................    4,284,986
   399,150   ValueClick, Inc.* ....................................    5,320,669
                                                                     -----------
                                                                      25,332,155
                                                                     -----------
             LEISURE EQUIPMENT & PRODUCTS--1.2%
   225,900   LIFE TIME FITNESS, Inc.* .............................    5,846,292
                                                                     -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004 (CONT'D)

================================================================================

   SHARES        COMMON STOCKS--(CONT'D)                                VALUE
   ------                                                               -----
                 MACHINERY--3.8%
     124,300     Actuant Corporation Cl. A* ...................     $  6,482,245
     146,350     Joy Global Inc. ..............................        6,355,981
     128,900     Terex Corporation* ...........................        6,142,085
                                                                    ------------
                                                                      18,980,311
                                                                    ------------
                 MEDIA--3.0%
      96,090     Media General, Inc. Cl. A ....................        6,227,593
     631,900     Spanish Broadcasting System, Inc. Cl. A* .....        6,672,864
     172,900     World Wrestling Entertainment, Inc. ..........        2,097,277
                                                                    ------------
                                                                      14,997,734
                                                                    ------------
                 MEDICAL DEVICES--1.1%
     138,000     Advanced Medical Optics, Inc.* ...............        5,677,320
                                                                    ------------
                 OIL & GAS--4.0%
     949,600     Grey Wolf, Inc.* .............................        5,004,392
     289,200     Range Resources Corporation ..................        5,917,032
     319,460     Todco Cl. A* .................................        5,884,453
     113,200     Whiting Petroleum Corporation* ...............        3,424,300
                                                                    ------------
                                                                      20,230,177
                                                                    ------------
                 PHARMACEUTICALS--2.0%
     414,500     Impax Laboratories, Inc.* ....................        6,582,260
      83,200     Pharmion Corp.* ..............................        3,511,872
                                                                    ------------
                                                                      10,094,132
                                                                    ------------
                 ROAD & RAIL--1.0%
      67,700     Landstar Systems, Inc.* ......................        4,985,428
                                                                    ------------
                 SEMICONDUCTOR CAPITAL
                   EQUIPMENT--1.2%
     468,490     SiRF Technology Holdings, Inc.* ..............        5,959,193
                                                                    ------------
                 SEMICONDUCTORS & SEMICONDUCTOR
                   EQUIPMENT--4.7%
     301,850     AMIS Holdings, Inc.* .........................        4,986,562
     549,000     Axcelis Technologies, Inc.* ..................        4,463,370
     233,100     Brooks Automation, Inc.* .....................        4,013,982
     273,200     Semtech Corporation* .........................        5,974,884
     127,150     Sigmatel Incorporated* .......................        4,517,639
                                                                    ------------
                                                                      23,956,437
                                                                    ------------
                 SOFTWARE--4.8%
     118,350     Cerner Corporation* ..........................        6,292,670
     152,350     Fair Isaac Corporation .......................        5,588,198
     155,450     Hyperion Solutions Corporation* ..............        7,247,079
     277,000     Quest Software, Inc.* ........................        4,418,150
      31,300     The 9 Limited ADR*# ..........................          739,306
                                                                    ------------
                                                                      24,285,403
                                                                    ------------
                 SPECIALTY RETAIL--3.6%
     126,250     Guitar Center, Inc.* .........................        6,652,113
     239,000     Pacific Sunwear of California, Inc.* .........        5,320,140
     159,400     PETCO Animal Supplies, Inc.* .................        6,293,112
                                                                    ------------
                                                                      18,265,365
                                                                    ------------
                 THRIFTS & MORTGAGE FINANCE--1.1%
     490,124     Bank Mutual Corporation ......................        5,964,809
                                                                    ------------
                 TRADING COMPANIES &
                   DISTRIBUTORS--.9%
     133,050     MSC Industrial Direct Co., Cl. A .............        4,787,139
                                                                    ------------
                 WIRELESS TELECOMMUNICATION
                   SERVICES--1.5%
     144,100     InPhonic, Inc.* ..............................        3,959,868
     534,100     UbiquiTel Inc.* ..............................        3,802,792
                                                                    ------------
                                                                       7,762,660
                                                                    ------------
                 TOTAL COMMON STOCKS
                   (COST $407,667,004) ........................      479,155,626
                                                                    ------------
  PRINCIPAL
   AMOUNT        SHORT-TERM INVESTMENTS--4.7%
  --------
                 U.S. AGENCY OBLIGATIONS--4.7%
 $23,900,000     Federal Home Loan Banks, 1.00%, 1/3/05 .......       23,898,672
                                                                    ------------
                 SECURITIES HELD UNDER
                   REPURCHASE AGREEMENTS
                 Securities Held Under Repurchase
                   Agreements, 1.50%, 1/3/05,
                   with Bear, Stearns & Co. Inc.
                   dtd 12/31/04, repurchase price $67,600;
                   collaterized by U.S. Treasury Notes
                   (par value $65,000 due 7/15/13) ............           67,592
                                                                    ------------
              TOTAL SHORT-TERM INVESTMENTS
                (COST $23,966,264) ............................       23,966,264
                                                                    ------------
TOTAL INVESTMENTS
  (COST $431,633,268)(A) ...............................     99.3%   503,121,890
Other Assets in Excess of Liabilities ..................       .7      3,447,506
                                                            -----   ------------
NET ASSETS .............................................    100.0%  $506,569,396
                                                            =====   ============

--------------------------------------------------------------------------------

*   Non-income producing security.

#   American Depositary Receipts.

(a) At December 31, 2004, the net appreciation on investments, based on cost for federal income tax purposes of $432,196,985 amounted to $70,924,905 which consisted of aggregate gross unrealized appreciation of $79,683,726 and aggregate gross unrealized depreciation of $8,758,821.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004

================================================================================

   SHARES      COMMON STOCKS--99.4%                                     VALUE
   ------                                                               -----
               AEROSPACE & DEFENSE--3.4%
    72,700     BE Aerospace, Inc.* ..............................     $  846,228
    23,100     United Technologies Corporation ..................      2,387,385
                                                                      ----------
                                                                       3,233,613
                                                                      ----------
               BIOTECHNOLOGY--4.6%
    21,750     Amgen Inc.* ......................................      1,395,262
    15,850     Biogen Idec Inc.* ................................      1,055,769
    37,000     Gilead Sciences, Inc.* ...........................      1,294,630
    12,100     ImClone Systems Incorporated* ....................        557,568
                                                                      ----------
                                                                       4,303,229
                                                                      ----------
               CAPITAL MARKETS--1.3%
    31,700     J.P. Morgan Chase & Co. ..........................      1,236,617
                                                                      ----------
               CHEMICALS--5.0%
    58,000     Dow Chemical Company (The) .......................      2,871,580
    16,200     Lubrizol Corporation .............................        597,132
    42,200     Lyondell Chemical Company ........................      1,220,424
                                                                      ----------
                                                                       4,689,136
                                                                      ----------
               COMMERCIAL BANKS--4.2%
    46,950     North Fork Bancorporation, Inc. ..................      1,354,508
    41,100     Wells Fargo & Company ............................      2,554,365
                                                                      ----------
                                                                       3,908,873
                                                                      ----------
               COMMERCIAL SERVICES & SUPPLIES--1.2%
    20,000     Education Management Corporation* ................        660,200
     8,400     First Marblehead Corporation (The)* ..............        472,500
                                                                      ----------
                                                                       1,132,700
                                                                      ----------
               COMMUNICATION EQUIPMENT--4.6%
    96,500     Cisco Systems, Inc.* .............................      1,862,450
    69,500     Motorola, Inc. ...................................      1,195,400
    81,200     Nokia Oyj ADR# ...................................      1,272,404
                                                                      ----------
                                                                       4,330,254
                                                                      ----------
               DIVERSIFIED FINANCIAL SERVICES--5.7%
    73,250     Citigroup Inc. ...................................      3,529,185
    20,900     Lehman Brothers Holdings Inc. ....................      1,828,332
                                                                      ----------
                                                                       5,357,517
                                                                      ----------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES--2.4%
    57,100     Verizon Communications Inc. ......................      2,313,121
                                                                      ----------
               ELECTRICAL EQUIPMENT--3.0%
    57,500     Rockwell Automation, Inc. ........................      2,849,125
                                                                      ----------
               ELECTRIC UTILITIES--2.8%
    38,800     Entergy Corporation ..............................      2,622,492
                                                                      ----------
               ENERGY EQUIPMENT & SERVICES--2.6%
    37,000     Schlumberger Limited .............................      2,477,150
                                                                      ----------
               FINANCIAL INFORMATION SERVICES--.8%
    28,300     Genworth Financial Inc. Cl. A ....................        764,100
                                                                      ----------
               FOOD & STAPLES RETAILING--4.0%
    39,400     CVS Corporation ..................................      1,775,758
    36,600     Wal-Mart Stores, Inc. ............................      1,933,212
                                                                      ----------
                                                                       3,708,970
                                                                      ----------
               HOTELS, RESTAURANTS & LEISURE--6.3%
    49,800     Carnival Corporation .............................      2,869,974
    51,100     Starwood Hotels & Resorts Worldwide, Inc. ........      2,984,240
                                                                      ----------
                                                                       5,854,214
                                                                      ----------
               HOUSEHOLD PRODUCTS--3.2%
    19,800     Kimberly-Clark Corporation .......................      1,303,038
    30,000     Procter & Gamble Company .........................      1,652,400
                                                                      ----------
                                                                       2,955,438
                                                                      ----------
               INDUSTRIAL CONGLOMERATES--7.6%
   109,750     General Electric Company .........................      4,005,875
    87,900     Tyco International Ltd. ..........................      3,141,546
                                                                      ----------
                                                                       7,147,421
                                                                      ----------
               INTERNET & CATALOG RETAIL--3.8%
    26,100     eBay Inc.* .......................................      3,034,907
    40,200     Netflix Inc.* ....................................        495,666
                                                                      ----------
                                                                       3,530,573
                                                                      ----------
               INTERNET SOFTWARE & SERVICES--3.0%
    75,800     Yahoo! Inc.* .....................................      2,856,144
                                                                      ----------
               MEDIA--3.8%
    76,800     Viacom Inc. Cl. B ................................      2,794,752
    20,200     XM Satellite Radio Holdings Inc. Cl. A* ..........        759,924
                                                                      ----------
                                                                       3,554,676
                                                                      ----------
               MULTILINE RETAIL--2.3%
    40,500     Target Corporation ...............................      2,103,165
                                                                      ----------
               OIL & GAS--5.3%
    42,650     BP PLC Sponsored ADR# ............................      2,490,760
    47,700     Exxon Mobil Corporation ..........................      2,445,102
                                                                      ----------
                                                                       4,935,862
                                                                      ----------
               PAPER PACKAGING & FOREST PRODUCTS
         1     Neenah Paper, Inc.* ..............................             31
                                                                      ----------
               PHARMACEUTICALS--6.8%
    21,800     Abbott Laboratories ..............................      1,016,970
    65,150     Bristol-Myers Squibb Company .....................      1,669,143
    37,775     Johnson & Johnson ................................      2,395,690
    29,500     Wyeth ............................................      1,256,405
                                                                      ----------
                                                                       6,338,208
                                                                      ----------

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004 (CONT'D)

================================================================================

   SHARES     COMMON STOCKS--(CONT'D)                                  VALUE
   ------                                                              -----

              SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT--3.8%
   27,800     Applied Materials, Inc.* .........................     $   475,380
  109,725     Intel Corporation ................................       2,566,468
   20,500     Texas Instruments Incorporated ...................         504,710
                                                                     -----------
                                                                       3,546,558
                                                                     -----------
              SOFTWARE--4.5%
  158,600     Microsoft Corporation ............................       4,236,206
                                                                     -----------
              SPECIALTY RETAIL--.8%
   16,900     Home Depot, Inc. .................................         722,306
                                                                     -----------
              TOBACCO--1.0%
   14,500     Altria Group, Inc. ...............................         885,950
                                                                     -----------
              WIRELESS TELECOMMUNICATION
                SERVICES--1.6%
   58,700     Sprint Corporation ...............................       1,458,695
                                                                     -----------
              TOTAL COMMON STOCKS
                (COST $79,271,578) .............................      93,052,344
                                                                     -----------
              SECURITIES HELD UNDER
                REPURCHASE AGREEMENTS--.5%
              Securities Held under Repurchase
                Agreement, 1.50%, 1/3/05,
                with Bear, Stearns & Co. Inc.,
                dtd 12/31/04, repurchase price $458,870;
                collateralized by U.S. Treasury Notes
                (par value $440,000 due 7/15/13)
                (cost $458,813) ................................         458,813
                                                                     -----------
TOTAL INVESTMENTS
  (COST $79,730,391)(A) ..............................       99.9%    93,511,157
Other assets in excess of liabilities ................         .1         53,253
                                                            -----    -----------
NET ASSETS ...........................................      100.0%   $93,564,410
                                                            =====    ===========

--------------------------------------------------------------------------------

*   Non-income producing security.

#   American Depositary Receipts.

(a) At December 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $80,359,814 amounted to $13,151,343 which consisted of aggregate gross unrealized appreciation of $14,843,624 and aggregate gross unrealized depreciation of $1,692,281.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004

================================================================================

    SHARES    COMMON STOCKS--66.0%                                       VALUE
    ------                                                               -----

                BIOTECHNOLOGY--3.8%
    26,300      Biogen Idec Inc.* ..............................      $1,751,843
    32,200      Genzyme Corporation General Division* ..........       1,869,854
   107,800      Gilead Sciences, Inc.* .........................       3,771,922
    49,850      ImClone Systems Incorporated* ..................       2,297,088
    50,550      OSI Pharmaceuticals, Inc.* .....................       3,783,668
                                                                    ------------
                                                                      13,474,375
                                                                    ------------
                CAPITAL MARKETS--2.4%
    39,050      Affiliated Managers Group, Inc.* ...............       2,645,247
    70,750      Bank of New York Company, Inc. (The) ...........       2,364,465
    29,700      J.P. Morgan Chase & Co. ........................       1,158,597
    39,900      T. Rowe Price Group Inc. .......................       2,481,780
                                                                    ------------
                                                                       8,650,089
                                                                    ------------
                CHEMICALS--1.3%
    91,150      Dow Chemical Company (The) .....................       4,512,837
                                                                    ------------
                COMMERCIAL BANKS--.7%
    37,150      Wells Fargo & Company ..........................       2,308,873
                                                                    ------------
                COMMUNICATION EQUIPMENT--3.2%
   164,150      Avaya Inc.* ....................................       2,823,380
   101,500      Cisco Systems, Inc.* ...........................       1,958,950
   163,000      Motorola, Inc. .................................       2,803,600
    45,750      Research In Motion Limited* ....................       3,770,715
                                                                    ------------
                                                                      11,356,645
                                                                    ------------
                COMPUTERS & PERIPHERALS--2.8%
    80,800      Apple Computer, Inc.* ..........................       5,203,520
   158,050      EMC Corporation* ...............................       2,350,204
    70,000      PalmOne, Inc.* .................................       2,208,500
                                                                    ------------
                                                                       9,762,224
                                                                    ------------
                CONSUMER FINANCE--.9%
    58,800      American Express Company .......................       3,314,556
                                                                    ------------
                DIVERSIFIED FINANCIAL SERVICES--1.0%
    20,800      Lehman Brothers Holdings Inc. ..................       1,819,584
    63,700      MBNA Corporation ...............................       1,795,703
                                                                    ------------
                                                                       3,615,287
                                                                    ------------
                ELECTRONIC EQUIPMENT &
                  INSTRUMENTS--.9%
   176,400      Symbol Technologies, Inc. ......................       3,051,720
                                                                    ------------
                ENERGY EQUIPMENT & SERVICES--5.7%
    48,500      BJ Services Company ............................       2,257,190
   206,500      National-Oilwell, Inc.* ........................       7,287,385
    82,300      Schlumberger Limited ...........................       5,509,985
   124,000      Transocean Inc.* ...............................       5,256,360
                                                                    ------------
                                                                      20,310,920
                                                                    ------------
                FOOD & STAPLES RETAILING--1.6%
    62,400      CVS Corporation ................................       2,812,368
    55,250      Wal-Mart Stores, Inc. ..........................       2,918,305
                                                                    ------------
                                                                       5,730,673
                                                                    ------------
                FREIGHT & LOGISTICS--.7%
    26,400      FedEx Corp. ....................................       2,600,135
                                                                    ------------
                HEALTH CARE EQUIPMENT &
                  SUPPLIES--.6%
    60,500      Boston Scientific Corporation* .................       2,150,775
                                                                    ------------
                HEALTH CARE PROVIDERS &
                  SERVICES--3.6%
    49,600      Caremark Rx, Inc.* .............................       1,955,728
    28,900      CIGNA Corporation ..............................       2,357,373
    11,900      PacifiCare Health Systems, Inc.* ...............         672,588
    35,200      UnitedHealth Group Incorporated ................       3,098,656
    40,800      WellPoint Inc.* ................................       4,692,000
                                                                    ------------
                                                                      12,776,345
                                                                    ------------
                HOTELS, RESTAURANTS & LEISURE--3.2%
    65,700      Carnival Corporation ...........................       3,786,291
    18,000      Harrah's Entertainment, Inc. ...................       1,204,020
   140,200      Hilton Hotels Corporation ......................       3,188,148
    43,600      MGM MIRAGE* ....................................       3,171,464
                                                                    ------------
                                                                      11,349,923
                                                                    ------------
                INDUSTRIAL CONGLOMERATES--2.8%
   103,900      General Electric Company .......................       3,792,350
   171,500      Tyco International Ltd. ........................       6,129,410
                                                                    ------------
                                                                       9,921,760
                                                                    ------------
                INFORMATION TECHNOLOGY
                  SERVICES--.6%
    48,050      Automatic Data Processing, Inc. ................       2,131,018
                                                                    ------------
                INTERNET & CATALOG RETAIL--2.9%
    64,700      eBay Inc.* .....................................       7,523,315
   227,500      Netflix Inc.* ..................................       2,805,075
                                                                    ------------
                                                                      10,328,390
                                                                    ------------
                INTERNET SOFTWARE & SERVICES--3.8%
    25,300      Google Inc. Cl. A* .............................       4,885,430
    52,350      VeriSign, Inc.* ................................       1,754,772
   178,100      Yahoo! Inc.* ...................................       6,710,808
                                                                    ------------
                                                                      13,351,010
                                                                    ------------
                MACHINERY--.3%
    20,200      Danaher Corporation ............................       1,159,682
                                                                    ------------
                MACHINERY--OIL WELL EQUIPMENT &
                  SERVICES--.3%
    60,550      Patterson-UTI Energy, Inc. .....................       1,177,698
                                                                    ------------
                MEDIA--4.9%
    85,400      Disney (Walt) Company ..........................       2,374,120
   211,750      Time Warner Inc.* ..............................       4,116,420
    66,000      Univision Communications Inc. Cl. A* ...........       1,931,820
   128,450      Viacom Inc. Cl. B ..............................       4,674,296
   111,400      XM Satellite Radio Holdings Inc. Cl. A* ........       4,190,868
                                                                    ------------
                                                                      17,287,524
                                                                    ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004 (CONT'D)

================================================================================

    SHARES    COMMON STOCKS--(CONT'D)                                   VALUE
    ------                                                              -----

                METALS & MINING--1.2%
      50,300    Peabody Energy Corporation .....................    $  4,069,772
                                                                    ------------
                MULTILINE RETAIL--2.4%
      31,100    Federated Department Stores, Inc. ..............       1,797,269
      12,600    Kohl's Corporation* ............................         619,542
     112,900    Target Corporation .............................       5,862,897
                                                                    ------------
                                                                       8,279,708
                                                                    ------------
                OIL & GAS--1.6%
      38,200    BP PLC Sponsored ADR# ..........................       2,230,880
      23,850    EOG Resources, Inc. ............................       1,701,935
      70,400    Sasol ADR# .....................................       1,526,272
                                                                    ------------
                                                                       5,459,087
                                                                    ------------
                PHARMACEUTICALS--3.6%
      83,150    Abbott Laboratories ............................       3,878,948
      45,600    IVAX Corporation* ..............................         721,392
      37,600    Johnson & Johnson ..............................       2,384,592
      60,200    Sanofi-Aventis ADR# ............................       2,411,010
      59,050    Sepracor Inc.* .................................       3,505,798
                                                                    ------------
                                                                      12,901,740
                                                                    ------------
                SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT--3.6%
      86,150    Analog Devices, Inc. ...........................       3,180,658
     139,300    Freescale Semiconductor Inc. Cl. A* ............       2,482,326
     180,250    Intel Corporation ..............................       4,216,048
      74,000    Linear Technology Corporation ..................       2,868,240
                                                                    ------------
                                                                      12,747,272
                                                                    ------------
                SOFTWARE--2.6%
     256,600    Microsoft Corporation ..........................       6,853,786
      97,300    Symantec Corporation* ..........................       2,506,448
                                                                    ------------
                                                                       9,360,234
                                                                    ------------
                SPECIALTY RETAIL--1.6%
      60,050    Bed Bath & Beyond Inc.* ........................       2,391,792
      58,250    Lowe's Companies, Inc. .........................       3,354,617
                                                                    ------------
                                                                       5,746,409
                                                                    ------------
                TEXTILES, APPAREL &
                LUXURY GOODS--.8%
      27,000    Coach, Inc.* ...................................       1,522,800
      34,050    Polo Ralph Lauren Corporation Cl. A ............       1,450,530
                                                                    ------------
                                                                       2,973,330
                                                                    ------------
                WIRELESS TELECOMMUNICATION
                SERVICES--.6%
       1,570    China Netcom Group Corporation (Hong Kong)
                Limited ADR*# ..................................          42,013
      85,600    Sprint Corporation .............................       2,127,160
                                                                    ------------
                                                                       2,169,173
                                                                    ------------
                TOTAL COMMON STOCKS
                  (COST $208,862,500) ..........................     234,029,184
                                                                    ------------

    PRINCIPAL
      AMOUNT    CORPORATE BONDS--13.2% .........................        VALUE
    ---------                                                           -----

                AEROSPACE & DEFENSE--.7%
$    555,000    Boeing Capital Corp., 6.50%, 2/15/12 ...........         622,763
     550,000    Northrop Grumman Corporation,
                7.125%, 2/15/11 ................................         631,981
   1,038,000    United Technologies, 4.875%, 11/1/06 ...........       1,067,360
                                                                    ------------
                                                                       2,322,104
                                                                    ------------
                AUTOMOTIVE--1.2%
     790,000    DaimlerChrysler N. A. Holding Corp.,
                4.05%, 6/4/08 ..................................         788,992
   1,000,000    General Motors Acceptance Corp.,
                4.50%, 7/15/06 .................................       1,000,976
   2,545,000    General Motors Acceptance Corp.,
                6.875%, 9/15/11 ................................       2,611,572
                                                                    ------------
                                                                       4,401,540
                                                                    ------------
                BEVERAGES--.2%
     825,000    Anheuser-Busch Companies, Inc.,
                7.00%, 12/1/25 .................................         874,416
                                                                    ------------
                CABLE--.4%
   1,350,000    Cox Communications, Inc.,
                5.45%, 12/15/14(a) .............................       1,352,516
                                                                    ------------
                CAPITAL MARKETS--.9%
   1,000,000    Goldman Sachs Group, Inc., 6.60%, 1/15/12 ......       1,117,626
     850,000    J.P. Morgan Chase & Co., 3.625%, 5/1/08 ........         844,631
   1,000,000    Morgan Stanley, 6.75%, 4/15/11 .................       1,123,090
                                                                    ------------
                                                                       3,085,347
                                                                    ------------
                COMMERCIAL BANKS--.8%
     925,000    Associates Corp. North America,
                6.95%, 11/1/18 .................................       1,073,270
   1,175,000    Bank of America Corp., 5.375%, 6/15/14 .........       1,228,471
     551,000    US Bancorp National Association,
                Minneapolis 6.50%, 2/1/08 ......................         594,542
                                                                    ------------
                                                                       2,896,283
                                                                    ------------
                COMMUNICATION SERVICES--.6%
   1,925,000    AT&T Wireless Services Inc., 7.50%, 5/1/07 .....       2,091,978
                                                                    ------------
                COMPUTERS & PERIPHERALS--.5%
   1,500,000    International Business Machines Corp.,
                6.50%, 1/15/28 .................................       1,701,959
                                                                    ------------
                CONSUMER FINANCE--.3%
   1,000,000    American Express Credit, 3.00%, 5/16/08 ........         977,374
                                                                    ------------
                DIVERSIFIED FINANCIAL SERVICES--.7%
     500,000    Block Financial Corp., 8.50%, 4/15/07 ..........         550,648
   1,755,000    Household Finance Corp., 4.75%, 5/15/09 ........       1,801,385
                                                                    ------------
                                                                       2,352,033
                                                                    ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004 (CONT'D)

================================================================================

  PRINCIPAL
   AMOUNT     CORPORATE BONDS--(CONT'D)                                VALUE
  ---------                                                            -----

              DIVERSIFIED TELECOMMUNICATION
                SERVICES--.7%
$ 1,068,000   Verizon New York Inc., Series A,
                6.875%, 4/1/12 ..................................    $ 1,200,538
                                                                     -----------
  1,250,000   Verizon Wireless Capital LLC Note,
                5.375%, 12/15/06 ................................      1,295,353
                                                                     -----------
                                                                       2,495,891
                                                                     -----------
              ELECTRIC UTILITIES--.9%
    660,000   AEP Texas North Company Senior Notes,
                5.50%, 3/1/13 ...................................        686,675
  1,500,000   Con Edison Company Of New York,
                5.625%, 7/1/12 ..................................      1,604,109
    873,000   Dominion Resources, Inc., 5.00%, 3/15/13 ..........        879,826
                                                                     -----------
                                                                       3,170,610
                                                                     -----------
              ENERGY EQUIPMENT & SERVICES--.4%
  1,500,000   Baker Hughes Inc., 6.25%, 1/15/09 .................      1,626,338
                                                                     -----------
              FOOD & STAPLES RETAILING--.6%
  1,000,000   Safeway Inc., 6.15%, 3/1/06 .......................      1,031,749
  1,000,000   Wal-Mart Stores, Inc., 4.55%, 5/1/13 ..............      1,011,119
                                                                     -----------
                                                                       2,042,868
                                                                     -----------
              FOOD CHAINS--.1%
    480,000   Fred Meyer, Inc. Sr. Notes, 7.45%, 3/1/08 .........        529,592
                                                                     -----------
              FOOD PRODUCTS--.6%
  1,037,000   Kellogg Co. Senior Note, 2.875%, 6/1/08 ...........      1,008,026
  1,025,000   Kraft Foods Inc., 6.25%, 6/1/12 ...................      1,126,890
                                                                     -----------
                                                                       2,134,916
                                                                     -----------
              INDUSTRIAL CONGLOMERATES--.7%
    870,000   General Electric Company, 5.00%, 2/1/13 ...........        894,065
    800,000   Tyco International Group SA, 5.80%, 8/1/06 ........        828,606
    650,000   Tyco International Group SA,
                6.00%, 11/15/13 .................................        709,377
                                                                     -----------
                                                                       2,432,048
                                                                     -----------
              INSURANCE--.1%
    373,000   SAFECO Corporation, 7.25%, 9/1/12 .................        426,405
                                                                     -----------
              MEDIA--1.0%
    748,000   Comcast Corporation, 6.50%, 1/15/15 ...............        833,004
    645,000   Liberty Media Corporation Floating Rate Note,
                3.99%, 9/17/06 ..................................        653,069
    551,000   News America Inc., 6.625%, 1/9/08 .................        595,077
  1,200,000   Viacom Inc., 7.70%, 7/30/10 .......................      1,406,005
                                                                     -----------
                                                                       3,487,155
                                                                     -----------
              OIL & GAS--.5%
  1,500,000   Conoco Funding Co., 6.35%, 10/15/11 ...............      1,676,597
                                                                     -----------
              TELEPHONES--.3%
  1,000,000   Deutsche Telek International Finance B V
                Gtd Notes, 8.50%, 6/15/10 .......................      1,192,703
                                                                     -----------
              THRIFTS & MORTGAGE FINANCE--.4%
  1,300,000   Washington Mutual, Inc., 4.375%, 1/15/08 ..........      1,321,199
                                                                     -----------
              UTILITIES--.3%
    914,000   Southern California Edison Co.,
                5.00%, 1/15/14 ..................................        930,469
                                                                     -----------
              WIRELESS TELECOMMUNICATION
                SERVICES--.3%
  1,000,000   Vodafone Group PLC, 7.75%, 2/15/10 ................      1,161,704
                                                                     -----------
              TOTAL CORPORATE BONDS
                (COST $45,541,299) ..............................     46,684,045
                                                                     -----------
              U.S. GOVERNMENT & AGENCY
                OBLIGATIONS--17.5%
              Federal Farm Credit Bank,
  1,300,000     2.125%, 8/15/05 .................................      1,295,009
  2,000,000     5.87%, 9/2/08 ...................................      2,151,502
              Federal Home Loan Banks,
  1,500,000     7.25%, 5/13/05 ..................................      1,525,967
  1,000,000     6.375%, 8/15/06 .................................      1,050,415
  1,000,000     6.75%, 8/15/07 ..................................      1,083,746
              Federal Home Loan Mortgage Corporation,
  1,189,000     4.25%, 7/15/09 ..................................      1,210,905
  4,100,000     4.50%, 1/15/14 ..................................      4,105,900
              Federal National Mortgage Association,
  1,000,000     7.125%, 2/15/05 .................................      1,005,227
  1,740,000     2.30%, 1/20/06 ..................................      1,727,569
  1,230,000     3.125%, 7/15/06 .................................      1,230,016
    500,000     6.96%, 4/2/07 ...................................        539,354
  1,300,000     6.625%, 10/15/07 ................................      1,409,753
  1,380,000     3.25%, 8/15/08 ..................................      1,362,961
  1,515,000     3.25%, 2/15/09 ..................................      1,486,956
    508,000     6.625%, 11/15/30 ................................        607,401
              U.S. Treasury Bonds,
  2,123,000     7.25%, 5/15/16 ..................................      2,658,064
  2,749,000     6.875%, 8/15/25 .................................      3,463,418
  4,094,000     7.50%, 11/15/16 .................................      5,233,127
              U.S. Treasury Notes,
  6,982,000     1.125%, 6/30/05 .................................      6,937,273
  1,550,000     6.50%, 8/15/05 ..................................      1,588,206
    626,000     5.75%, 11/15/05 .................................        642,237
  4,100,000     2.875%, 11/30/06 ................................      4,088,471
    230,000     4.375%, 5/15/07 .................................        236,460
  6,385,000     3.00%, 11/15/07 .................................      6,347,590
    132,000     3.125%, 9/15/08 .................................        130,726
  1,626,000     3.125%, 4/15/09 .................................      1,601,865
    880,000     3.625%, 7/15/09 .................................        882,820
  4,100,000     3.50%, 11/15/09 .................................      4,082,067
  2,168,000     4.75%, 5/15/14 ..................................      2,259,970

              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                (COST $61,544,712)                                    61,944,975
                                                                     -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004 (CONT'D)

================================================================================

  PRINCIPAL
   AMOUNT     SHORT-TERM INVESTMENTS--3.0%                             VALUE
  ---------                                                            -----

              U.S. AGENCY OBLIGATIONS--2.9%
$10,200,000   Federal Home Loan Banks, 1.00%, 1/3/05 ............   $ 10,199,433
                                                                    ------------
              SECURITIES HELD UNDER
                REPURCHASE AGREEMENTS--.1%
              Securities Held under Repurchase Agreement,
                1.50%, 1/3/05, with Bear, Stearns & Co. Inc.,
                dtd 12/31/04, repurchase price $308,768;
                collateralized by U.S. Treasury Notes
                (par value $295,000 due 7/15/13) ................        308,729
                                                                    ------------
              TOTAL SHORT-TERM INVESTMENTS
                (COST $10,508,162) ..............................     10,508,162
                                                                    ------------
TOTAL INVESTMENTS
  (COST $326,456,673)(B) ...............................     99.7%   353,166,366
Other Assets In Excess of Liabilities ..................       .3      1,012,753
                                                            -----   ------------
NET ASSETS .............................................    100.0%  $354,179,119
                                                            =====   ============

--------------------------------------------------------------------------------

*   Non-income producing security.

#   American Depositary Receipts.

(a) Pursuant to Securites and Exchange Commission Rule 144A, these securities are liquid and may be sold prior to their maturity only to qualified institutional buyers. These securities represent 0.4% of net assets of the Portfolio.

(b) At December 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $328,983,269 amounted to $24,183,097 which consisted of aggregate gross unrealized appreciation of $31,190,340 and aggregate gross unrealized depreciation of $7,007,243.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004

================================================================================

   SHARES     COMMON STOCKS--95.9%                                      VALUE
   ------                                                               -----

              AEROSPACE & DEFENSE--2.1%
  142,975     L-3 Communications Holdings, Inc. ...............     $ 10,471,489
                                                                    ------------
              BIOTECHNOLOGY--3.2%
  103,800     Genzyme Corporation General Division* ...........        6,027,666
   98,200     ImClone Systems Incorporated* ...................        4,525,056
   68,950     OSI Pharmaceuticals, Inc.* ......................        5,160,908
                                                                    ------------
                                                                      15,713,630
                                                                    ------------
              BUILDING & CONSTRUCTION--2.1%
  147,000     Toll Brothers, Inc.* ............................       10,085,670
                                                                    ------------
              CAPITAL MARKETS--4.5%
  139,545     Affiliated Managers Group, Inc.* ................        9,452,778
  103,200     Investors Financial Services Corp. ..............        5,157,936
   98,850     Legg Mason, Inc. ................................        7,241,751
                                                                    ------------
                                                                      21,852,465
                                                                    ------------
              CHEMICALS--1.8%
  310,365     Lyondell Chemical Company .......................        8,975,756
                                                                    ------------
              COMMERCIAL BANKS--2.2%
  168,750     East West Bancorp, Inc. .........................        7,080,750
   51,900     Zions Bancorporation ............................        3,530,757
                                                                    ------------
                                                                      10,611,507
                                                                    ------------
              COMMERCIAL SERVICES & SUPPLIES--1.7%
   40,650     First Marblehead Corporation (The)* .............        2,286,562
  782,300     Service Corporation International* ..............        5,828,135
                                                                    ------------
                                                                       8,114,697
                                                                    ------------
              COMMUNICATION EQUIPMENT--2.7%
   94,000     Arris Group Inc.* ...............................          661,760
  301,000     Avaya Inc.* .....................................        5,177,200
  987,100     Brocade Communications Systems, Inc.* ...........        7,541,444
                                                                    ------------
                                                                      13,380,404
                                                                    ------------
              COMMUNICATION TECHNOLOGY--.8%
  204,400     Nextel Partners, Inc. Cl. A* ....................        3,993,976
                                                                    ------------
              COMPUTERS & PERIPHERALS--5.3%
  161,200     Apple Computer, Inc.* ...........................       10,381,280
  286,700     Creative Technology Limited .....................        4,291,899
  664,800     Maxtor Corporation* .............................        3,523,440
  249,050     PalmOne, Inc.* ..................................        7,857,528
                                                                    ------------
                                                                      26,054,147
                                                                    ------------
              COMPUTER SERVICES--.9%
  342,150     Akamai Technologies Inc.* .......................        4,458,214
                                                                    ------------
              CONSTRUCTION & ENGINEERING--.9%
  115,200     Chicago Bridge & Iron Company N.V. ..............        4,608,000
                                                                    ------------
              DIVERSIFIED FINANCIAL SERVICES--.7%
  134,800     CapitalSource Inc.* .............................        3,460,316
                                                                    ------------
              ELECTRICAL EQUIPMENT--2.0%
  194,700     Rockwell Automation, Inc. .......................        9,647,385
                                                                    ------------
              ELECTRONIC EQUIPMENT &
                INSTRUMENTS--1.6%
  461,850     Symbol Technologies, Inc. .......................       7,990,005
                                                                    ------------
              ENERGY EQUIPMENT & SERVICES--4.7%
  178,200     BJ Services Company .............................        8,293,428
  141,600     Lone Star Technologies, Inc.* ...................        4,737,936
  275,900     National-Oilwell, Inc.* .........................        9,736,511
                                                                    ------------
                                                                      22,767,875
                                                                    ------------
              HEALTH CARE EQUIPMENT & SUPPLIES--3.3%
  109,950     C.R. Bard, Inc. .................................        7,034,601
   89,800     Cytyc Corporation* ..............................        2,475,786
   88,100     Kinetic Concepts, Inc.* .........................        6,722,030
                                                                    ------------
                                                                      16,232,417
                                                                    ------------
              HEALTH CARE PROVIDERS & SERVICES--3.9%
   69,500     American Healthways, Inc.* ......................        2,296,280
   54,600     AMERIGROUP Corporation* .........................        4,131,036
  142,900     Covance Inc.* ...................................        5,537,375
  123,800     PacifiCare Health Systems, Inc.* ................        6,997,176
                                                                    ------------
                                                                      18,961,867
                                                                    ------------
              HOTELS, RESTAURANTS & LEISURE--5.4%
  176,450     Applebee's International, Inc. ..................        4,667,103
   74,400     Aztar Corporation* ..............................        2,598,048
  159,000     Cheesecake Factory Incorporated (The)* ..........        5,162,730
   39,200     Harrah's Entertainment, Inc. ....................        2,622,088
  110,900     Hilton Hotels Corporation .......................        2,521,866
   63,500     Kerzner International Limited* ..................        3,813,175
   88,300     Royal Caribbean Cruises Ltd. ....................        4,807,052
                                                                    ------------
                                                                      26,192,062
                                                                    ------------
              HOUSEHOLD DURABLES--1.8%
  140,500     Garmin Ltd. .....................................        8,548,020
                                                                    ------------
              INFORMATION TECHNOLOGY SERVICES--1.4%
  119,700     Global Payments Inc. ............................        7,007,238
                                                                    ------------
              INSURANCE--.7%
  102,400     UICI ............................................        3,471,360
                                                                    ------------
              INTERNET & CATALOG RETAIL--1.6%
  622,250     Netflix Inc.* ...................................        7,672,343
                                                                    ------------
              INTERNET SOFTWARE & SERVICES--1.2%
  109,100     Netease.com Inc. ADR*# ..........................        5,763,753
                                                                    ------------
              LEISURE & ENTERTAINMENT--2.3%
  266,700     Shanda Interactive Entertainment Ltd.*                  11,334,750
                                                                    ------------
              MACHINERY--2.4%
   98,100     Joy Global Inc. .................................        4,260,483
  167,100     Pentair, Inc. ...................................        7,278,876
                                                                    ------------
                                                                      11,539,359
                                                                    ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004 (CONT'D)

================================================================================

   SHARES     COMMON STOCKS--(CONT'D)                                   VALUE
   ------                                                               -----

              MACHINERY - OIL WELL EQUIPMENT &
                SERVICES--1.7%
  414,700     Patterson-UTI Energy, Inc. ......................      $ 8,065,915
                                                                    ------------
              MEDIA--4.4%
  182,075     DreamWorks Animation SKG, Inc.* .................        6,829,633
  296,900     Sirius Satellite Radio Inc.* ....................        2,271,285
  211,900     Univision Communications Inc. Cl. A* ............        6,202,313
  158,450     XM Satellite Radio Holdings Inc. Cl. A* .........        5,960,889
                                                                    ------------
                                                                      21,264,120
                                                                    ------------
              METALS & MINING--3.9%
  128,050     Peabody Energy Corporation ......................       10,360,526
  250,400     Schnitzer Steel Industries, Inc. Cl. A ..........        8,496,072
                                                                    ------------
                                                                      18,856,598
                                                                    ------------
              OIL & GAS--1.2%
   82,200     EOG Resources, Inc. .............................        5,865,792
    4,700     KFx Inc.*                                                   68,244
                                                                    ------------
                                                                       5,934,036
                                                                    ------------
              PHARMACEUTICALS--3.7%
  291,450     Elan Corporation PLC Sponsored ADR*# ............        7,942,012
  167,550     Sepracor Inc.* ..................................        9,947,443
                                                                    ------------
                                                                      17,889,455
                                                                    ------------
              RETAIL--1.2%
  127,400     Estee Lauder Companies Inc. Cl. A ...............        5,831,098
                                                                    ------------
              ROAD & RAIL--1.4%
  126,300     Yellow Roadway Corporation* .....................        7,036,173
                                                                    ------------
              SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT--6.7%
  194,300     Advanced Micro Devices, Inc.* ...................        4,278,486
  257,600     ATI Technologies Inc.* ..........................        4,994,864
  512,000     Freescale Semiconductor Inc. Cl. A* .............        9,123,840
  513,700     Semiconductor Manufacturing International
                Corporation ADR*# .............................        5,532,549
  240,900     Skyworks Solutions, Inc.* .......................        2,271,687
  214,800     Xilinx, Inc. ....................................        6,368,820
                                                                    ------------
                                                                      32,570,246
                                                                    ------------
              SOFTWARE--5.9%
   95,500     Check Point Software Technologies Ltd.* .........    $   2,352,165
  200,800     Citrix Systems, Inc.* ...........................        4,925,624
  185,400     Intuit Inc.* ....................................        8,159,454
  263,557     PalmSource, Inc.* ...............................        3,357,716
  176,400     Symantec Corporation* ...........................        4,544,064
  153,400     Take-Two Interactive Software, Inc.* ............        5,336,786
                                                                    ------------
                                                                      28,675,809
                                                                    ------------
              SPECIALTY RETAIL--1.0%
   49,500     Abercrombie & Fitch Co. Cl. A ...................        2,324,025
   53,800     Chico's FAS, Inc.* ..............................        2,449,514
                                                                    ------------
                                                                       4,773,539
                                                                    ------------
              TEXTILES, APPAREL & LUXURY GOODS--2.6%
  131,500     Coach, Inc.* ....................................        7,416,600
  119,950     Polo Ralph Lauren Corporation Cl. A .............        5,109,870
                                                                    ------------
                                                                      12,526,470
                                                                    ------------
              WIRELESS TELECOMMUNICATION
                SERVICES--1.0%
   83,700     SpectraSite, Inc.* ..............................        4,846,230
                                                                    ------------
              TOTAL COMMON STOCKS
                (COST $411,300,409) ...........................      467,178,394
                                                                    ------------
  PRINCIPAL
   AMOUNT     SHORT-TERM INVESTMENTS--4.6%
  --------
              U.S. AGENCY OBLIGATIONS--4.6%
$22,300,000   Federal Home Loan Banks,  1.00%, 1/3/05 .........       22,298,761
                                                                    ------------
              SECURITIES HELD UNDER
                REPURCHASE AGREEMENTS
              Securities Held Under Repurchase
                Agreements, 1.5%, 1/3/05, with
                Bear, Stearns & Co. Inc., dtd 12/31/04,
                repurchase price $224,957; collateralized
                by U.S. Treasury Note (par value
                $215,000 due 7/15/13) .........................          224,929
                                                                    ------------
              TOTAL SHORT-TERM INVESTMENTS
                (COST $22,523,690) ............................       22,523,690
                                                                    ------------
TOTAL INVESTMENTS
  (COST $433,824,099)(A) ...............................   100.5%    489,702,084
Liabilities in Excess of Other Assets ..................     (.5)    (2,198,253)
                                                          ------   ------------
NET ASSETS .............................................   100.0%   $487,503,831
                                                          ======   =============

--------------------------------------------------------------------------------

*   Non-income producing security.
#   American Depositary Receipts.
(a) At December 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $436,909,635 amounted to $52,792,449 which consisted of aggregate gross unrealized appreciation of $64,898,447 and aggregate gross unrealized depreciation of $12,105,998.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004

================================================================================

   SHARES     COMMON STOCKS--96.4%                                      VALUE
   ------                                                               -----
              AEROSPACE & DEFENSE--3.0%
   27,400     General Dynamics Corporation ....................     $  2,866,040
   53,200     Lockheed Martin Corporation .....................        2,955,260
   59,200     United Technologies Corporation .................        6,118,320
                                                                    ------------
                                                                      11,939,620
                                                                    ------------
              AIR FREIGHT & LOGISTICS--1.7%
   97,400     UTI Worldwide, Inc. .............................        6,625,148
                                                                    ------------
              BIOTECHNOLOGY--6.2%
   40,700     Biogen Idec Inc.* ...............................        2,711,027
   71,000     Genentech, Inc.* ................................        3,865,240
   77,000     Genzyme Corporation General Division* ...........        4,471,390
  213,400     Gilead Sciences, Inc.* ..........................        7,466,866
   37,200     OSI Pharmaceuticals, Inc.* ......................        2,784,420
  135,000     Serologicals Corporation* .......................        2,986,200
                                                                    ------------
                                                                      24,285,143
                                                                    ------------
              BUSINESS SERVICES--.7%
   46,800     MicroStrategy Incorporated* .....................        2,819,700
                                                                    ------------
              CAPITAL MARKETS--3.1%
  113,800     Bank of New York Company, Inc. (The) ............        3,803,196
   20,700     Investors Financial Services Corp. ..............        1,034,586
  124,200     Merrill Lynch & Co., Inc. .......................        7,423,434
                                                                    ------------
                                                                      12,261,216
                                                                    ------------
              CHEMICALS--1.0%
  110,300     Lubrizol Corporation ............................        4,065,658
                                                                    ------------
              COMMERCIAL BANKS--1.5%
   75,600     East West Bancorp, Inc. .........................        3,172,176
   45,950     Wells Fargo & Company ...........................        2,855,792
                                                                    ------------
                                                                       6,027,968
                                                                    ------------
              COMMERCIAL SERVICES & SUPPLIES--1.4%
   95,000     First Marblehead Corporation (The)* .............        5,343,750
                                                                    ------------
              COMMUNICATION EQUIPMENT--5.4%
  537,200     Brocade Communications Systems, Inc.*                    4,104,208
  227,700     Motorola, Inc. ..................................        3,916,440
  456,500     Nokia Oyj ADR# ..................................        7,153,355
  111,950     QUALCOMM Inc. ...................................        4,746,680
   17,850     Research In Motion Limited* .....................        1,471,197
                                                                    ------------
                                                                      21,391,880
                                                                    ------------
              COMPUTERS & PERIPHERALS--1.8%
   85,600     Apple Computer, Inc.* ...........................        5,512,640
   54,800     PalmOne, Inc.* ..................................        1,728,940
                                                                    ------------
                                                                       7,241,580
                                                                    ------------
              COMPUTER TECHNOLOGY--1.1%
   95,400     NAVTEQ* .........................................        4,422,744
                                                                    ------------
              DIVERSIFIED FINANCIAL SERVICES--1.3%
   16,300     CapitalSource Inc.* .............................     $    418,421
   54,900     Lehman Brothers Holdings Inc. ...................        4,802,652
                                                                    ------------
                                                                       5,221,073
                                                                    ------------
              ENERGY EQUIPMENT & SERVICES--2.8%
  231,700     National-Oilwell, Inc.* .........................        8,176,693
   41,600     Schlumberger Limited ............................        2,785,120
                                                                    ------------
                                                                      10,961,813
                                                                    ------------
              FOOD & STAPLES RETAILING--1.5%
  131,300     CVS Corporation .................................        5,917,691
                                                                    ------------
              FREIGHT & LOGISTICS--1.0%
   42,600     FedEx Corp. .....................................        4,195,674
                                                                    ------------
              HEALTH CARE EQUIPMENT & SUPPLIES--3.6%
   49,400     Beckman Coulter, Inc. ...........................        3,309,306
   76,600     Fisher Scientific International Inc.* ...........        4,778,308
   79,500     Kinetic Concepts, Inc.* .........................        6,065,850
                                                                    ------------
                                                                      14,153,464
                                                                    ------------
              HEALTH CARE PROVIDERS & SERVICES--5.7%
   49,200     AMERIGROUP Corporation* .........................        3,722,472
  133,000     Caremark Rx, Inc.* ..............................        5,244,190
   28,000     CIGNA Corporation ...............................        2,283,960
   71,700     PacifiCare Health Systems, Inc.* ................        4,052,484
   56,600     UnitedHealth Group Incorporated .................        4,982,498
   17,200     WellPoint Inc.* .................................        1,978,000
                                                                    ------------
                                                                      22,263,604
                                                                    ------------
              HOTELS, RESTAURANTS & LEISURE--2.8%
  347,300     Hilton Hotels Corporation .......................        7,897,602
   56,450     Royal Caribbean Cruises Ltd. ....................        3,073,138
                                                                    ------------
                                                                      10,970,740
                                                                    ------------
              HOUSEHOLD DURABLES--.8%
   54,300     Garmin Ltd. .....................................        3,303,612
                                                                    ------------
              INDUSTRIAL CONGLOMERATES--3.2%
  158,100     General Electric Company ........................        5,770,650
  191,600     Tyco International Ltd. .........................        6,847,784
                                                                    ------------
                                                                      12,618,434
                                                                    ------------
              INFORMATION TECHNOLOGY SERVICES--1.5%
   84,300     Automatic Data Processing, Inc. .................        3,738,705
   64,100     Kanbay International Inc.* ......................        2,006,330
                                                                    ------------
                                                                       5,745,035
                                                                    ------------
              INTERNET & CATALOG RETAIL--1.5%
   51,900     eBay Inc.* ......................................        6,034,932
                                                                    ------------
              INTERNET SOFTWARE & SERVICES--6.9%
   40,700     Google Inc. Cl. A* ..............................        7,859,170
  102,900     Netease.com Inc. ADR*# ..........................        5,436,207
   92,600     VeriSign, Inc.* .................................        3,103,952
  284,400     Yahoo! Inc.* ....................................       10,716,192
                                                                    ------------
                                                                      27,115,521
                                                                    ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004 (CONT'D)


================================================================================

   SHARES     COMMON STOCKS--(CONT'D)                                   VALUE
   ------                                                               -----
              LEISURE & ENTERTAINMENT--1.4%
  131,100     Shanda Interactive Entertainment Ltd.* ..........     $  5,571,750
                                                                    ------------
              MACHINERY--OIL WELL EQUIPMENT &
                SERVICES--1.0%
  191,250     Patterson-UTI Energy, Inc. ......................        3,719,813
                                                                    ------------
              MEDIA--3.0%
    8,400     DreamWorks Animation SKG, Inc.* .................          315,084
  429,000     Time Warner Inc.* ...............................        8,339,760
   83,500     Viacom Inc. Cl. B ...............................        3,038,565
                                                                    ------------
                                                                      11,693,409
                                                                    ------------
              MEDICAL TECHNOLOGY
       11     Lumenis Ltd.* ...................................               21
                                                                    ------------
              METALS & MINING--1.7%
   84,300     Peabody Energy Corporation ......................        6,820,713
                                                                    ------------
              OFFICE EQUIPMENT--1.0%
   67,300     Zebra Technologies Corporation* .................        3,787,644
                                                                    ------------
              OIL & GAS--2.9%
   67,200     BP PLC Sponsored ADR# ...........................        3,924,480
   62,800     EOG Resources. Inc. .............................        4,481,408
  113,500     Talisman Energy Inc. ............................        3,059,960
                                                                    ------------
                                                                      11,465,848
                                                                    ------------
              PHARMACEUTICALS--7.6%
   24,400     Allergan, Inc. ..................................        1,978,108
  267,825     IVAX Corporation* ...............................        4,236,991
   96,900     Johnson & Johnson ...............................        6,145,398
   43,400     Novartis AG ADR# ................................        2,193,436
  203,400     Pfizer Inc. .....................................        5,469,426
   71,800     Sanofi-Aventis ADR# .............................        2,875,590
  189,700     Schering-Plough Corporation .....................        3,960,936
   51,600     Sepracor Inc.* ..................................        3,063,492
                                                                    ------------
                                                                      29,923,377
                                                                    ------------
              ROAD & RAIL--1.1%
   92,300     Burlington Northern Santa Fe Corporation                 4,366,713
                                                                    ------------
              SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT--4.4%
  138,900     Advanced Micro Devices, Inc.* ...................        3,058,578
  294,100     ATI Technologies Inc.* ..........................        5,702,599
   31,300     Broadcom Corporation Cl. A* .....................        1,010,364
  122,600     Intel Corporation ...............................        2,867,614
  508,900     Skyworks Solutions, Inc.* .......................        4,798,927
                                                                    ------------
                                                                      17,438,082
                                                                    ------------
              SOFTWARE--7.9%
  232,700     Check Point Software Technologies Ltd.* .........     $  5,731,401
   69,800     Cognos, Inc.* ...................................        3,075,388
   91,800     Fair Isaac Corporation ..........................        3,367,224
   88,200     Mercury Interactive Corporation* ................        4,017,510
  367,400     Microsoft Corporation ...........................        9,813,254
  364,000     Oracle Corporation* .............................        4,994,080
                                                                       ---------
                                                                      30,998,857
                                                                    ------------
              SPECIALTY RETAIL--3.1%
   85,000     Abercrombie & Fitch Co. Cl. A ...................        3,990,750
  104,700     Bed Bath & Beyond Inc.* .........................        4,170,201
   66,650     Lowe's Companies, Inc. ..........................        3,838,374
                                                                    ------------
                                                                      11,999,325
                                                                    ------------
              TEXTILES, APPAREL & LUXURY GOODS--1.0%
   72,700     Coach, Inc.* ....................................        4,100,280
                                                                    ------------
              WIRELESS TELECOMMUNICATION
                SERVICES--.8%
   52,900     SpectraSite, Inc.* ..............................        3,062,910
                                                                    ------------
              TOTAL COMMON STOCKS
                (COST $332,018,737) ...........................      379,874,742
                                                                    ------------
  PRINCIPAL
   AMOUNT     SHORT-TERM INVESTMENTS--3.1%
  ---------
              U.S. AGENCY OBLIGATIONS--3.1%
$12,300,000   Federal Home Loan Banks, 1.0%, 1/3/05 ...........       12,299,316
                                                                    ------------
              SECURITIES HELD UNDER REPURCHASE
                AGREEMENT
              Securities Held Under Repurchase Agreements,
                1.5%, 1/3/05, with Bear Stearns & Co., Inc.,
                dtd 12/31/04, repurchase price $12,197;
                collateralized by U.S.Treasury Notes
                (par value $15,000 due 7/15/13 ) ..............           12,196
                                                                    ------------
              TOTAL SHORT-TERM INVESTMENTS
                (COST $12,311,512) ............................       12,311,512
                                                                    ------------
TOTAL INVESTMENTS
  (COST $344,330,249)(A) ...............................     99.5%   392,186,254
Other Assets in Excess of Liabilities ..................       .5      1,921,407
                                                           ------   ------------
NET ASSETS                                                  100.0%  $394,107,661
                                                           ======   ============

--------------------------------------------------------------------------------

*   Non-income producing security.
#   American Depositary Receipts.
(a) At December 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $344,361,116 amounted to $47,825,138 which consisted of aggregate gross unrealized appreciation of $51,407,405 and aggregate gross unrealized depreciation of $3,582,267.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

------------------------------------------------------------------------------------------------------------------------------------

                                                                               ALGER
                                                                 ALGER       AMERICAN                        ALGER           ALGER
                                                 ALGER         AMERICAN       INCOME          ALGER        AMERICAN        AMERICAN
                                               AMERICAN          SMALL          AND         AMERICAN        MIDCAP         LEVERAGED
                                                GROWTH      CAPITALIZATION    GROWTH        BALANCED        GROWTH          ALLCAP
                                               PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities, at value     $1,039,246,552   $503,121,890  $ 93,511,157   $353,166,366    $489,702,084   $392,186,254
  (identified cost*)--see accompanying
       schedules of investments
  Receivable for investment securities
    sold                                       1,123,197      7,746,444            --             --       1,239,219      2,383,701
  Receivable for shares of beneficial
    interest sold                                244,153         89,887         3,121         96,044         375,232        719,405
  Interest and dividends receivable              872,290         52,729       133,147      1,473,639          50,087        140,555
  Prepaid expenses                               147,485         52,437        29,043         42,160          51,596         44,418
------------------------------------------------------------------------------------------------------------------------------------
         Total Assets                      1,041,633,677    511,063,387    93,676,468    354,778,209     491,418,218    395,474,333
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for investment securities
    purchased                                         --      3,275,656            --             --       2,891,277        825,797
  Bank overdraft                               2,212,006             --            --             --              --             --
  Payable for shares of beneficial
    interest redeemed                            513,079        717,197        24,383        289,015         567,208        150,923
  Accrued investment management fees             651,300        358,195        49,681        223,171         323,809        281,782
  Accrued expenses                               282,386        142,943        37,994         86,904         132,093        108,170
------------------------------------------------------------------------------------------------------------------------------------
         Total Liabilities                     3,658,771      4,493,991       112,058        599,090       3,914,387      1,366,672
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                $1,037,974,906   $506,569,396  $ 93,564,410   $354,179,119    $487,503,831   $394,107,661
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in capital                         $1,427,254,692   $669,008,350  $124,634,617   $339,862,519    $416,487,390   $559,612,374
  Undistributed net investment
    income (accumulated loss)                  2,242,724             --       939,132      4,928,021              --             --
  Undistributed net realized gain
    (accumulated loss)                      (505,397,611)  (233,927,576)  (45,790,105)   (17,321,114)     15,138,456   (213,360,718)
  Net unrealized appreciation                113,875,101     71,488,622    13,780,766     26,709,693      55,877,985     47,856,005
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                $1,037,974,906   $506,569,396  $ 93,564,410   $354,179,119    $487,503,831   $394,107,661
====================================================================================================================================
CLASS O
NET ASSET VALUE PER SHARE                        $ 35.12        $ 20.26       $ 10.05        $ 13.55         $ 20.80        $ 30.39
====================================================================================================================================
CLASS S
NET ASSET VALUE PER SHARE                        $ 34.92        $ 20.13       $ 10.08        $ 13.71         $ 20.67        $ 30.17
====================================================================================================================================
  Shares of beneficial interest
    outstanding--Note 6
CLASS O                                       29,290,961     23,931,544     9,312,249     22,860,082      23,220,001     12,513,550
====================================================================================================================================
CLASS S                                          266,998      1,083,487         1,049      3,241,673         224,300        456,424
====================================================================================================================================
*Identified cost                           $ 925,371,451   $431,633,268  $ 79,730,391   $326,456,673    $433,824,099   $344,330,249
====================================================================================================================================

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

------------------------------------------------------------------------------------------------------------------------------------

                                                                               ALGER
                                                                 ALGER       AMERICAN                        ALGER           ALGER
                                                 ALGER         AMERICAN       INCOME          ALGER        AMERICAN        AMERICAN
                                               AMERICAN          SMALL          AND         AMERICAN        MIDCAP         LEVERAGED
                                                GROWTH      CAPITALIZATION    GROWTH        BALANCED        GROWTH          ALLCAP
                                               PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Investment income
 Income:
   Interest                                    $ 126,993      $ 256,390      $ 39,459    $ 5,508,284       $ 127,072      $ 206,586
   Security lending                               20,767         13,814         1,418          8,674          29,043         10,948
   Dividends (net of foreign
     withholding taxes*)                      11,179,526        917,981     1,651,158      2,352,166       1,139,963      2,952,138
------------------------------------------------------------------------------------------------------------------------------------
         Total Income                         11,327,286      1,188,185     1,692,035      7,869,124       1,296,078      3,169,672
------------------------------------------------------------------------------------------------------------------------------------
 Expenses:
   Management fees--Note 3(a)                  7,921,825      4,161,133       604,640      2,582,718       3,490,676      3,268,233
   Custodian fees                                260,865        143,700        39,895        121,321         166,484        117,898
   Transfer agent fees                           528,122        244,772        48,371        172,181         218,167        192,249
   Professional fees                              63,358         33,867        12,186         26,542          32,631         28,417
   Distribution Fees--Note 3(b)
     Class S                                      13,167         30,591            25         94,619           3,546         26,866
   Trustees' fees                                  2,814          2,814         2,814          2,814           2,814          2,814
   Miscellaneous                                 294,411        141,939        42,678         77,488          91,833        107,577
------------------------------------------------------------------------------------------------------------------------------------
         Total Expenses                        9,084,562      4,758,816       750,609      3,077,683       4,006,151      3,744,054
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                   2,242,724     (3,570,631)      941,426      4,791,441      (2,710,073)      (574,382)
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized
  Gain on Investments
    Net realized gain on investments         119,402,310     86,506,443     8,454,343     17,663,589      59,857,453     36,696,484
    Net change in unrealized appreciation
      (depreciation) on investments          (69,563,062)    (8,480,666)   (2,457,605)    (7,195,886)     (3,611,901)    (6,646,763)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
  on investments                              49,839,248     78,025,777     5,996,738     10,467,703      56,245,552     30,049,721
------------------------------------------------------------------------------------------------------------------------------------
Net INCREASE in
  NET assets resulting
  FROM operations                           $ 52,081,972    $74,455,146    $6,938,164    $15,259,144     $53,535,479    $29,475,339
====================================================================================================================================
*Foreign withholding taxes                  $     35,970    $     3,673    $       --    $     6,351     $        --    $    13,927

====================================================================================================================================

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

------------------------------------------------------------------------------------------------------------------------------------

                                                                               ALGER
                                                                 ALGER       AMERICAN                        ALGER           ALGER
                                                 ALGER         AMERICAN       INCOME          ALGER        AMERICAN        AMERICAN
                                               AMERICAN          SMALL          AND         AMERICAN        MIDCAP         LEVERAGED
                                                GROWTH      CAPITALIZATION    GROWTH        BALANCED        GROWTH          ALLCAP
                                               PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                  $ 2,242,724   $(3,570,631)     $ 941,426   $ 4,791,441    $ (2,710,073)    $ (574,382)
Net realized gain on investments              119,402,310    86,506,443      8,454,343    17,663,589      59,857,453     36,696,484
Net change in unrealized appreciation
  (depreciation) on investments               (69,563,062)   (8,480,666)    (2,457,605)   (7,195,886)     (3,611,901)    (6,646,763)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets
   resulting from operations                   52,081,972    74,455,146      6,938,164    15,259,144      53,535,479     29,475,339
------------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from:
  Net investment income
  Class O                                              --            --       (528,379)   (4,594,189)             --             --
  Class S                                              --            --            (32)     (515,970)             --             --
------------------------------------------------------------------------------------------------------------------------------------
       Total dividends to shareholders                 --            --       (528,411)   (5,110,159)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from shares of
  beneficial interest transactions:
  Class O                                    (138,871,577)  (83,426,150)   (14,110,344)   (8,131,316)     15,230,794    (30,503,604)
  Class S                                       7,079,912    14,908,180             31    14,491,781       4,104,160      5,519,232
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from shares of
   beneficial interest
   transactions--Note 6                      (131,791,665)  (68,517,970)   (14,110,313)    6,360,465      19,334,954    (24,984,372)
------------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease)              (79,709,693)    5,937,176     (7,700,560)   16,509,450      72,870,433      4,490,967
Net Assets
  Beginning of year                         1,117,684,599   500,632,220    101,264,970   337,669,669     414,633,398    389,616,694
------------------------------------------------------------------------------------------------------------------------------------
  End of year                              $1,037,974,906  $506,569,396   $ 93,564,410  $354,179,119    $487,503,831   $394,107,661
====================================================================================================================================
  Undistributed net investment income
    (accumulated loss)                     $    2,242,724  $         --   $    939,132  $  4,928,021    $         --   $         --
====================================================================================================================================

THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2003


------------------------------------------------------------------------------------------------------------------------------------

                                                                               ALGER
                                                                 ALGER       AMERICAN                        ALGER           ALGER
                                                 ALGER         AMERICAN       INCOME          ALGER        AMERICAN        AMERICAN
                                               AMERICAN          SMALL          AND         AMERICAN        MIDCAP         LEVERAGED
                                                GROWTH      CAPITALIZATION    GROWTH        BALANCED        GROWTH          ALLCAP
                                               PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                 $   (478,464) $ (3,044,123)   $   536,300   $ 4,593,192    $ (2,170,959)   $(1,172,886)
Net realized gain on investments              110,457,822    73,781,136      3,367,563    17,967,071      59,791,618     30,410,378
Net change in unrealized appreciation
  (depreciation) on investments               183,927,905    84,549,460     19,787,582    28,325,706      62,850,079     65,817,117
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                             293,907,263   155,286,473     23,691,445    50,885,969     120,470,738     95,054,609
------------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from:
  Net investment income
  Class O                                              --            --       (286,215)   (5,765,586)             --             --
  Class S                                              --            --            (13)     (156,618)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                        --            --       (286,228)   (5,922,204)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from shares of
  beneficial interest transactions:
  Class O                                     (52,756,911)  (35,482,979)    (7,213,575)   11,701,375      54,062,869     16,562,284
  Class S                                       1,601,736     4,271,273             13    26,220,988          28,920      6,346,039
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from shares of
  beneficial interest transactions--Note 6    (51,155,175)  (31,211,706)    (7,213,562)   37,922,363      54,091,789     22,908,323
------------------------------------------------------------------------------------------------------------------------------------
       Total increase                         242,752,088   124,074,767     16,191,655    82,886,128     174,562,527    117,962,932
Net Assets
  Beginning of year                           874,932,511   376,557,453     85,073,315   254,783,541     240,070,871    271,653,762
------------------------------------------------------------------------------------------------------------------------------------
  End of year                              $1,117,684,599  $500,632,220   $101,264,970  $337,669,669    $414,633,398   $389,616,694
====================================================================================================================================
  Undistributed net investment income
    (accumulated loss)                     $           --  $         --   $    526,117  $  4,474,447    $         --   $         --
====================================================================================================================================


                       See Notes to Financial Statements.

                      [This page intentionally left blank.]

THE ALGER AMERICAN FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------------------------------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS
                                                 ---------------------------------

                                      NET ASSET                    NET REALIZED                                       DISTRIBUTIONS
                                       VALUE,                     AND UNREALIZED      TOTAL FROM     DIVIDENDS FROM     FROM NET
                                     BEGINNING   NET INVESTMENT     GAIN (LOSS)       INVESTMENT     NET INVESTMENT     REALIZED
                                      OF PERIOD   INCOME (LOSS)   ON INVESTMENTS      OPERATIONS         INCOME           GAINS
                                     ----------- --------------   ---------------    ------------    --------------    -----------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/04                   $33.29        $0.07            $ 1.76           $ 1.83            $ --              $ --
  Year ended 12/31/03                    24.63        (0.02)             8.68             8.66              --                --
  Year ended 12/31/02                    36.77        (0.01)           (12.12)          (12.13)            (0.01)             --
  Year ended 12/31/01                    47.27         0.01             (4.88)           (4.87)            (0.10)           (5.53)
  Year ended 12/31/00                    64.38         0.10             (8.75)           (8.65)             --              (8.46)

  CLASS S
  Year ended 12/31/04                   $33.18        $0.06            $ 1.68           $ 1.74            $ --              $ --
  Year ended 12/31/03                    24.61        (0.05)             8.62             8.57              --                --
  Eight months ended 12/31/02(i)(ii)     33.28        (0.01)            (8.66)           (8.67)             --                --

ALGER AMERICAN SMALL CAPITALIZATION
  PORTFOLIO
  CLASS O
  Year ended 12/31/04                   $17.38       $(0.27)           $ 3.15          $  2.88            $ --             $  --
  Year ended 12/31/03                    12.21        (0.15)             5.32             5.17              --                --
  Year ended 12/31/02                    16.55        (0.11)            (4.23)           (4.34)             --                --
  Year ended 12/31/01                    23.49        (0.03)            (6.90)           (6.93)            (0.01)             --
  Year ended 12/31/00                    55.15         0.01(iii)       (12.80)          (12.79)             --              (18.87)

  CLASS S
  Year ended 12/31/04                   $17.31       $(0.08)           $ 2.90          $  2.82            $ --             $  --
  Year ended 12/31/03                    12.19        (0.15)             5.27             5.12              --                --
  Eight months ended 12/31/02(i)(ii)     16.02        (0.08)            (3.75)           (3.83)             --                --

ALGER AMERICAN INCOME AND GROWTH
  PORTFOLIO
  CLASS O
  Year ended 12/31/04                   $ 9.37       $ 0.10            $ 0.63          $  0.73            $(0.05)          $  --
  Year ended 12/31/03                     7.24         0.05              2.11             2.16             (0.03)             --
  Year ended 12/31/02                    10.57         0.02             (3.29)           (3.27)            (0.06)             --
  Year ended 12/31/01                    13.26         0.05             (1.86)           (1.81)            (0.05)           (0.83)
  Year ended 12/31/00                    17.58         0.05             (0.44)           (0.39)            (0.01)           (3.92)

  CLASS S
  Year ended 12/31/04                   $ 9.41       $ 0.07            $ 0.63          $  0.70            $(0.03)          $  --
  Year ended 12/31/03                     7.27         0.03              2.12             2.15             (0.01)             --
  Eight months ended 12/31/02(i)(ii)      9.58         0.01             (2.32)           (2.31)             --                --

ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/04                   $13.16       $ 0.19            $ 0.40          $  0.59            $(0.20)          $  --
  Year ended 12/31/03                    11.29         0.19              1.94             2.13             (0.26)             --
  Year ended 12/31/02                    13.08         0.20             (1.79)           (1.59)            (0.20)             --
  Year ended 12/31/01                    13.77         0.18             (0.43)           (0.25)            (0.20)           (0.24)
  Year ended 12/31/00                    15.57         0.20             (0.61)           (0.41)            (0.13)           (1.26)

  CLASS S
  Year ended 12/31/04                   $13.34       $ 0.17            $ 0.39          $  0.56            $(0.19)          $  --
  Year ended 12/31/03                    11.47         0.23              1.90             2.13             (0.26)             --
  Eight months ended 12/31/02(i)(ii)     12.50         0.02             (1.05)           (1.03)             --                --

(i)   Ratios have been  annualized;  total return has not been  annualized.
(ii)  Commenced  operations  May 1, 2002.
(iii) Amount was computed based on average shares outstanding during the period.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (CONT'D)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        RATIOS/SUPPLEMENTAL DATA
                                                                              ------------------------------------------
                                                                                                            RATIO OF NET
                                                                                              RATIO OF      INVESTMENT
                                                  NET ASSET                    NET ASSETS,     EXPENSES     INCOME (LOSS)  PORTFOLIO
                                  TOTAL           VALUE, END                  END OF PERIOD   TO AVERAGE     TO AVERAGE     TURNOVER
                               DISTRIBUTIONS      OF PERIOD    TOTAL RETURN   (000'S OMITTED)  NET ASSETS     NET ASSETS     RATE
                               -------------      ----------   ------------   --------------- -----------   -------------  ---------
ALGER AMERICAN GROWTH
  PORTFOLIO
  CLASS O
  Year ended 12/31/04          $    --              $35.12         5.50%        $1,028,652        0.86%          0.21%      194.25%
  Year ended 12/31/03               --               33.29        35.16          1,115,959        0.85          (0.05)      167.53
  Year ended 12/31/02            (0.01)              24.63       (32.99)           874,914        0.85          (0.01)      238.03
  Year ended 12/31/01            (5.63)              36.77       (11.81)         1,540,327        0.81           0.03        87.79
  Year ended 12/31/00            (8.46)              47.27       (14.77)         1,809,937        0.79           0.12       108.27

  CLASS S
  Year ended 12/31/04          $    --              $34.92         5.24%        $    9,323        1.11%          0.27%      194.25%
  Year ended 12/31/03               --               33.18        34.82              1,726        1.10          (0.16)      167.53
  Eight months ended
    12/31/02(i)(ii)                 --               24.61       (26.05)                19        1.10          (0.13)      238.03

ALGER AMERICAN SMALL
  CAPITALIZATION PORTFOLIO
  CLASS O
  Year ended 12/31/04          $    --              $20.26        16.57%        $  484,760        0.97%         (0.72)%     135.33%
  Year ended 12/31/03               --               17.38        42.34            496,076        0.97          (0.70)      146.69
  Year ended 12/31/02               --               12.21       (26.22)           376,550        0.97          (0.69)      111.82
  Year ended 12/31/01            (0.01)              16.55       (29.51)           517,364        0.92          (0.27)      181.80
  Year ended 12/31/00           (18.87)              23.49       (27.20)           700,370        0.90           0.03       217.69

  CLASS S
  Year ended 12/31/04          $    --              $20.13        16.29%        $   21,809        1.22%         (0.98)%     135.33%
  Year ended 12/31/03               --               17.31        42.00              4,556        1.23          (1.02)      146.69
  Eight months ended
    12/31/02(i)(ii)                 --               12.19       (23.91)                 7        1.20          (0.87)      111.82

ALGER AMERICAN INCOME AND
  GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/04          $ (0.05)             $10.05         7.85%        $   93,554        0.78%          0.97%       96.49%
  Year ended 12/31/03            (0.03)               9.37        29.84            101,255        0.78           0.60       175.67
  Year ended 12/31/02            (0.06)               7.24       (31.10)            85,066        0.79           0.25       276.12
  Year ended 12/31/01            (0.88)              10.57       (14.32)           144,006        0.72           0.52       110.04
  Year ended 12/31/00            (3.93)              13.26        (1.27)           150,783        0.70           0.43       142.43

  CLASS S
  Year ended 12/31/04          $ (0.03)             $10.08         7.47%        $       11        1.04%          0.76%       96.49%
  Year ended 12/31/03            (0.01)               9.41        29.63                 10        1.01           0.35       175.67
  Eight months ended
    12/31/02(i)(ii)                 --                7.27       (24.11)                 7        1.05           0.16       276.12

ALGER AMERICAN BALANCED
  PORTFOLIO
  CLASS O
  Year ended 12/31/04          $ (0.20)             $13.55         4.57%        $  309,744        0.87%          1.41%      177.66%
  Year ended 12/31/03            (0.26)              13.16        19.03            308,990        0.87           1.60       135.67
  Year ended 12/31/02            (0.20)              11.29       (12.29)           254,290        0.87           2.16       188.76
  Year ended 12/31/01            (0.44)              13.08        (1.93)           224,959        0.85           2.53        62.93
  Year ended 12/31/00            (1.39)              13.77        (2.76)           115,894        0.88           2.40        63.37

  CLASS S
  Year ended 12/31/04          $ (0.19)             $13.71         4.27%        $   44,435        1.12%          1.20%      177.66%
  Year ended 12/31/03            (0.26)              13.34        18.73             28,680        1.11           1.25       135.67
  Eight months ended
    12/31/02(i)(ii)                 --               11.47        (8.24)               494        1.17           1.67       188.76

THE ALGER AMERICAN FUND
FINANCIAL HIGHLIGHTS (CONT'D)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------------------------------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS
                                                 ---------------------------------

                                      NET ASSET                    NET REALIZED                                       DISTRIBUTIONS
                                       VALUE,                     AND UNREALIZED      TOTAL FROM     DIVIDENDS FROM     FROM NET
                                     BEGINNING   NET INVESTMENT     GAIN (LOSS)       INVESTMENT     NET INVESTMENT     REALIZED
                                      OF PERIOD   INCOME (LOSS)   ON INVESTMENTS      OPERATIONS         INCOME           GAINS
                                     ----------- --------------   ---------------    ------------    --------------    -----------
ALGER AMERICAN MIDCAP GROWTH
  PORTFOLIO
  CLASS O
  Year ended 12/31/04                  $18.40       $(0.11)            $ 2.51           $ 2.40            $ --              $ --
  Year ended 12/31/03                   12.45        (0.05)              6.00             5.95              --                --
  Year ended 12/31/02                   17.67        (0.10)             (5.12)           (5.22)             --                --
  Year ended 12/31/01                   30.62        (0.09)(iii)        (1.23)           (1.32)             --             (11.63)
  Year ended 12/31/00                   32.23        (0.03)(iii)         2.79             2.76              --              (4.37)

  CLASS S
  Year ended 12/31/04                  $18.33       $(0.15)(iii)       $ 2.49           $ 2.34            $ --              $ --
  Year ended 12/31/03                   12.43        (0.14)              6.04             5.90              --                --
  Eight months ended
    12/31/02(i)(ii)                     16.69        (0.07)             (4.19)           (4.26)             --                --

ALGER AMERICAN LEVERAGED
  ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/04                  $28.09       $(0.07)            $ 2.37           $ 2.30            $ --              $ --
  Year ended 12/31/03                   20.85        (0.07)              7.31             7.24              --                --
  Year ended 12/31/02                   31.55        (0.14)            (10.56)          (10.70)             --                --
  Year ended 12/31/01                   38.80         0.00(iii)         (6.06)           (6.06)             --              (1.19)
  Year ended 12/31/00                   57.97        (0.02)(iii)       (13.77)          (13.79)             --              (5.38)

  CLASS S
  Year ended 12/31/04                  $27.96       $(0.04)            $ 2.25           $ 2.21            $ --              $ --
  Year ended 12/31/03                   20.83        (0.16)              7.29             7.13              --                --
  Eight months ended
    12/31/02(i)(ii)                     28.46        (0.02)             (7.61)           (7.63)             --                --

(i)   Ratios have been  annualized;  total return has not been  annualized.
(ii)  Commenced  operations  May 1, 2002.
(iii) Amount was computed based on average shares outstanding during the period.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (CONT'D)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        RATIOS/SUPPLEMENTAL DATA
                                                                              -------------------------------------------
                                                                                                            RATIO OF NET
                                                                                              RATIO OF      INVESTMENT
                                                  NET ASSET                    NET ASSETS,     EXPENSES     INCOME (LOSS)  PORTFOLIO
                                  TOTAL           VALUE, END                  END OF PERIOD   TO AVERAGE     TO AVERAGE     TURNOVER
                               DISTRIBUTIONS      OF PERIOD    TOTAL RETURN   (000'S OMITTED)  NET ASSETS     NET ASSETS     RATE
                               -------------      ----------   ------------   --------------- -----------   -------------  ---------
ALGER AMERICAN MIDCAP GROWTH
  PORTFOLIO
  CLASS O
  Year ended 12/31/04          $    --              $20.80        13.04%        $  482,868        0.92%         (0.62)%     229.17%
  Year ended 12/31/03               --               18.40        47.79            414,590        0.93          (0.70)      196.43
  Year ended 12/31/02               --               12.45       (29.54)           240,063        0.93          (0.56)      323.83
  Year ended 12/31/01           (11.63)              17.67        (6.52)           355,015        0.88          (0.45)      130.11
  Year ended 12/31/00            (4.37)              30.62         9.18            332,734        0.84          (0.09)      130.85

  CLASS S
  Year ended 12/31/04          $    --              $20.67        12.77%        $    4,636        1.17%         (0.82)%     229.17%
  Year ended 12/31/03               --               18.33        47.47                 43        1.18          (0.94)      196.43
  Eight months ended
    12/31/02(i)(ii)                 --               12.43       (25.52)                 8        1.19          (0.75)      323.83

ALGER AMERICAN LEVERAGED
  ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/04          $    --              $30.39         8.19%        $  380,336        0.97%         (0.14)%     182.41%
  Year ended 12/31/03               --               28.09        34.72            382,289        0.97          (0.36)      161.71
  Year ended 12/31/02               --               20.85       (33.91)           271,373        0.96          (0.49)      203.05
  Year ended 12/31/01            (1.19)              31.55       (15.93)           443,209        0.92           0.00       103.03
  Year ended 12/31/00            (5.38)              38.80       (24.83)           476,517        0.90          (0.03)      132.28

  CLASS S
  Year ended 12/31/04          $    --              $30.17         7.90%        $   13,772        1.22%         (0.31)%     182.41%
  Year ended 12/31/03               --               27.96        34.23              7,328        1.21          (0.63)      161.71
  Eight months ended
    12/31/02(i)(ii)                 --               20.83       (26.81)               281        1.32          (0.92)      203.05

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004

--------------------------------------------------------------------------------

NOTE 1--GENERAL:

The Alger American Fund (the "Fund") is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing six series of shares of beneficial interest: American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio (collectively the "Portfolios" and individually "Portfolio"). The American Growth Portfolio, American Small Capitalization Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The American Income and Growth Portfolio's primary investment objective is to provide a high level of dividend income by investing primarily in dividend-paying equity securities; capital appreciation is a secondary objective. The American Balanced Portfolio's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.

Each Portfolio offers Class O and Class S shares. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

(a) INVESTMENT VALUATION: Investments of the Portfolios are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities included within the Nasdaq market are valued at the Nasdaq official closing price ("NOCP") on the day of valuation, or if there is no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation are valued at the mean between the last bid and asked prices on such day.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

(b) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Resulting receivables and payables are carried at amounts which approximate fair value. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) REPURCHASE AGREEMENTS: The Portfolios enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Portfolio. Additional collateral is obtained when necessary.

(d) LENDING OF PORTFOLIO SECURITIES: The Portfolios lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio's total assets, as defined. The Portfolios earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any required additional collateral is delivered to the Portfolios on the next business day. As of December 31, 2004, there were no securities on loan.

(e) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the Fund on the ex-dividend date.

Dividends from net investment income are declared and paid annually.

With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends of net investment income and capital gains payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)

DECEMBER 31, 2004

--------------------------------------------------------------------------------

be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist.

Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses and premium/discount of debt securities. The reclassifications had no impact on the net asset values of the Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

(f) FEDERAL INCOME TAXES: It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

(g) ALLOCATION METHODS: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class S shares.

(h) INDEMNIFICATION: The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

(i) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3--INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Portfolio, pursuant to the provisions of its Investment Management Agreement (the "Agreement") with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:

American Growth Portfolio                                 .750%
American Small Capitalization Portfolio                   .850
American Income and Growth Portfolio                      .625
American Balanced Portfolio                               .750
American MidCap Growth Portfolio                          .800
American Leveraged AllCap Portfolio                       .850

Each Agreement further provides that if in any fiscal year the aggregate expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, of the American Growth Portfolio exceed 1.50%; the American Small Capitalization Portfolio exceed 1.50%; the American Income and Growth Portfolio exceed 1.25%; the American Balanced Portfolio exceed 1.25%; the American MidCap Growth Portfolio exceed 1.50% and the American Leveraged AllCap Portfolio exceed 1.50% of the average daily net assets of the applicable Portfolio, Alger Management will reimburse that Portfolio for the excess expenses.

(b) DISTRIBUTION FEES: Class S shares--The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio pay Fred Alger & Company, Incorporated, the Fund's distributor (the "Distributor"), a fee at the annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(c) BROKERAGE COMMISSIONS: During the year ended December 31, 2004, the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio paid the Distributor $3,365,289,
$743,410,  $173,024,  $768,239,   $1,373,155  and  $969,166,   respectively,  in
connection with securities transactions.

(d) TRANSFER AGENCY FEES: Effective November 22, 2004, the Fund has entered into a transfer agency agreement with State Street Bank and Trust Company. The transfer agency services are provided by State Street Bank and Trust Company's affiliate, Boston Financial Data Services, Inc. Prior to November 22, 2004, the Fund's transfer agent was Alger Shareholder Services, Inc. ("Services"), an affiliate of Alger Management. During the year ended December 31, 2004, the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leverage AllCap Portfolio paid Services $469,476, $216,417, $42,993, $152,042, $191,076, and $169,885, respectively, in connection with these services.

(e) OTHER: Certain trustees and officers of the Fund are directors and officers of Alger Management, the Distributor and Services.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)

DECEMBER 31, 2004

--------------------------------------------------------------------------------

NOTE 4--SECURITIES TRANSACTIONS:

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 2004, were as follows:

                                     PURCHASES          SALES
                                     ---------         ------
American Growth Portfolio        $2,045,525,415   $2,170,645,426
American Small Capitalization
  Portfolio                         631,722,808      697,487,721
American Income and Growth
  Portfolio                          90,309,496      103,400,761
American Balanced Portfolio         598,861,859      596,551,177
American MidCap Growth
  Portfolio                         984,950,287      981,048,178
American Leveraged AllCap
  Portfolio                         671,087,058      696,425,222

NOTE 5--LINE OF CREDIT:

The American Leveraged AllCap Portfolio has a line of credit with its custodian bank whereby it may borrow up to one-third of the value of its assets, as defined, up to a maximum of $25,000,000. Such borrowings have a variable interest rate and are payable on demand. To the extent American Leveraged AllCap Portfolio borrows under this line, it must pledge securities with a total value of at least twice the amount borrowed. For the year ended December 31, 2004, the Portfolio had borrowings which averaged $236,595 at a weighted average interest rate of 2.30%.

NOTE 6--SHARE CAPITAL:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are divided into six series. Each series is divided into two separate classes.

During the year ended December 31, 2004, transactions of shares of beneficial interest were as follows:

                                        SHARES         AMOUNT
                                        -------       --------
American Growth
   Portfolio:
     Class O:
       Shares sold                     2,034,583   $  67,973,596
       Shares redeemed                (6,270,873)   (206,845,173)
                                      ----------   -------------
       Net decrease                   (4,236,290)  $(138,871,577)
                                      ==========   =============
     Class S:
       Shares sold                       231,119   $   7,612,356
       Shares redeemed                   (16,130)       (532,444)
                                      ----------   -------------
       Net increase                      214,989   $   7,079,912
                                      ==========   =============

                                        SHARES         AMOUNT
                                        -------       --------
American Small Capitalization
   Portfolio:
     Class O:
       Shares sold                     4,433,559   $  81,242,783
       Shares redeemed                (9,046,958)   (164,668,933)
                                      ----------   -------------
       Net decrease                   (4,613,399)  $ (83,426,150)
                                      ==========   =============
     Class S:
       Shares sold                       858,644   $  15,596,966
       Shares redeemed                   (38,315)       (688,786)
                                      ----------   -------------
       Net increase                      820,329   $  14,908,180
                                      ==========   =============

                                        SHARES         AMOUNT
                                        -------       --------
American Income and Growth
   Portfolio:
     Class O:
       Shares sold                       739,738   $   6,990,165
       Dividends reinvested               57,936         528,379
       Shares redeemed                (2,289,208)    (21,628,888)
                                      ----------   -------------
       Net decrease                   (1,491,534)  $ (14,110,344)
                                      ==========   =============
     Class S:
       Dividends reinvested                    4   $          31
                                      ==========   =============

                                        SHARES         AMOUNT
                                        -------       --------
American Balanced
   Portfolio:
     Class O:
       Shares sold                     2,185,658    $ 28,497,215
       Dividends reinvested              364,618       4,594,189
       Shares redeemed                (3,161,452)    (41,222,720)
                                      ----------   -------------
       Net decrease                     (611,176)   $ (8,131,316)
                                      ==========   =============
     Class S:
       Shares sold                     1,344,767    $ 17,839,094
       Dividends reinvested               40,405         515,970
       Shares redeemed                  (293,720)     (3,863,283)
                                      ----------   -------------
       Net increase                    1,091,452    $ 14,491,781
                                      ==========   =============

                                        SHARES         AMOUNT
                                        -------       --------
American MidCap Growth
   Portfolio:
     Class O:
       Shares sold                     5,553,273    $106,704,427
       Shares redeemed                (4,862,077)    (91,473,633)
                                      ----------   -------------
       Net increase                      691,196    $ 15,230,794
                                      ==========   =============
     Class S:
       Shares sold                       245,589    $  4,544,852
       Shares redeemed                   (23,624)       (440,692)
                                      ----------   -------------
       Net increase                      221,965    $  4,104,160
                                      ==========   =============

                                        SHARES         AMOUNT
                                        -------       --------
American Leveraged AllCap
   Portfolio:
     Class O:
       Shares sold                     1,900,609    $ 53,951,207
       Shares redeemed                (2,996,553)    (84,454,811)
                                      ----------   -------------
       Net decrease                   (1,095,944)   $(30,503,604)
                                      ==========   =============
     Class S:
       Shares sold                       242,826    $  6,844,614
       Shares redeemed                   (48,549)     (1,325,382)
                                      ----------   -------------
       Net increase                      194,277    $  5,519,232
                                      ==========   =============

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)

DECEMBER 31, 2004

--------------------------------------------------------------------------------

During the year ended December 31, 2003, transactions of shares of beneficial interest were as follows:

                                        SHARES         AMOUNT
                                        -------       --------
American Growth
   Portfolio:
     Class O:
       Shares sold                     9,023,969   $ 245,776,153
       Shares redeemed               (11,019,828)   (298,533,064)
                                      ----------   -------------
       Net decrease                   (1,995,859)  $ (52,756,911)
                                      ==========   =============
     Class S:
       Shares sold                        53,037   $   1,658,228
       Shares redeemed                    (1,808)        (56,492)
                                      ----------   -------------
       Net increase                       51,229   $   1,601,736
                                      ==========   =============

                                        SHARES         AMOUNT
                                        -------       --------
American Small Capitalization
   Portfolio:
     Class O:
       Shares sold                   225,793,954  $2,976,995,229
       Shares redeemed              (228,086,510) (3,012,478,208)
                                    ------------  --------------
       Net decrease                   (2,292,556) $  (35,482,979)
                                    ============  ==============
     Class S:
       Shares sold                       264,191  $    4,298,380
       Shares redeemed                    (1,657)        (27,107)
                                    ------------  --------------
       Net increase                      262,534  $    4,271,273
                                    ============  ==============

                                        SHARES         AMOUNT
                                        -------       --------
American Income and Growth
   Portfolio:
     Class O:
       Shares sold                     1,925,816  $   15,720,797
       Dividends reinvested               35,599         286,215
       Shares redeemed                (2,913,841)    (23,220,587)
                                    ------------  --------------
       Net decrease                     (952,426) $   (7,213,575)
                                    ============  ==============
     Class S:
       Dividends reinvested                    1  $           13
                                    ============  ==============

                                        SHARES         AMOUNT
                                        -------       --------
American Balanced
   Portfolio:
     Class O:
       Shares sold                     3,145,502  $   38,141,693
       Dividends reinvested              474,925       5,765,586
       Shares redeemed                (2,674,121)    (32,205,904)
                                    ------------  --------------
       Net increase                      946,306  $   11,701,375
                                    ============  ==============
     Class S:
       Shares sold                     2,170,538  $   27,030,327
       Dividends reinvested               12,712         156,618
       Shares redeemed                   (76,071)       (965,957)
                                    ------------  --------------
       Net increase                    2,107,179  $   26,220,988
                                    ============  ==============

                                        SHARES         AMOUNT
                                        -------       --------
American MidCap Growth
   Portfolio:
     Class O:
       Shares sold                    51,965,566  $  766,692,860
       Shares redeemed               (48,713,062)   (712,629,991)
                                    ------------  --------------
       Net increase                    3,252,504  $   54,062,869
                                    ============  ==============
     Class S:
       Shares sold                         1,738  $       29,057
       Shares redeemed                        (8)           (137)
                                    ------------  --------------
       Net increase                        1,730  $       28,920
                                    ============  ==============

                                        SHARES         AMOUNT
                                        -------       --------
American Leveraged AllCap
   Portfolio:
     Class O:
       Shares sold                     3,780,537  $   92,613,034
       Shares redeemed                (3,183,882)    (76,050,750)
                                    ------------  --------------
       Net increase                      596,655  $   16,562,284
                                    ============  ==============
     Class S:
       Shares sold                       261,088  $    6,645,894
       Shares redeemed                   (12,407)       (299,855)
                                    ------------  --------------
       Net increase                      248,681  $    6,346,039
                                    ============  ==============

NOTE 7--TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS:

Distributions paid by the Portfolios during the year ended December 31, 2004, and the year ended December 31, 2003, consisted entirely of ordinary income.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

American Growth Portfolio:

   Undistributed ordinary income                     $ 2,242,724
   Undistributed long-term gain                               --
   Unrealized appreciation
     (depreciation)                                  106,111,265

American Small Capitalization Portfolio:

   Undistributed ordinary income                     $        --
   Undistributed long-term gain                               --
   Unrealized appreciation
     (depreciation)                                   70,924,905

American Income and Growth Portfolio:

   Undistributed ordinary income                     $    939,132
   Undistributed long-term gain                                --
   Unrealized appreciation
     (depreciation)                                    13,151,343

American Balanced Portfolio:

   Undistributed ordinary income                     $  5,435,104
   Undistributed long-term gain                                --
   Unrealized appreciation
     (depreciation)                                    24,183,097

American MidCap Growth Portfolio:

   Undistributed ordinary income                     $         --
   Undistributed long-term gain                        18,223,993
   Unrealized appreciation
     (depreciation)                                    52,792,449

American Leveraged AllCap Portfolio:

   Undistributed ordinary income                     $         --
   Undistributed long-term gain                                --
   Unrealized appreciation
     (depreciation)                                    47,825,138

The  difference  between  book-basis  and  tax-basis   unrealized   appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)

DECEMBER 31, 2004

--------------------------------------------------------------------------------

At December 31, 2004, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

                              EXPIRATION DATE
                       ----------------------------
                        2009        2010         2011         TOTAL
                      --------    --------     --------     --------
American Growth
   Portfolio        $164,780,584  301,718,272  31,134,918   $497,633,774

American Small
   Capitalization
   Portfolio        $161,694,284   71,669,579          --   $233,363,863

American Income
   and Growth
   Portfolio        $  5,411,366   34,478,434   5,270,882   $ 45,160,682

American Balanced
   Portfolio        $         --   15,301,596          --   $ 15,301,596

American
   Leveraged AllCap
   Portfolio        $115,342,080   97,987,772          --   $213,329,852

NOTE 8--REGULATORY MATTERS AND LEGAL PROCEEDINGS:

Alger Management has been responding to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, and the Attorney General of New Jersey, in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading." Alger Management has assured the board of the Fund that if it be determined that improper trading practices in the Fund detrimentally affected its performance, Alger Management will make appropriate restitution. At the present time, Alger Management is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund's results of operations or financial condition.

Certain civil actions have developed out of the regulatory investigations. Several purported class actions and shareholder derivative suits have been filed against various parties, including, depending on the lawsuit, Alger Management, certain of the mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful market-timing and late-trading activities. These cases have been transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. On September 29, 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM).

The Derivative Complaint, brought on behalf of the Alger Mutual Funds and Castle Convertible Fund, Inc., a registered closed-end fund managed by Alger Management, alleges (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent the Distributor, (Fred Alger & Company, Incorporated) and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other, unrelated, third-party defendants, and (iii) unjust enrichment by all the named defendants, all by virtue of the alleged wrongful market-timing and late-trading activities. The complaint seeks, among other things, removal of the trustee defendants and of Alger Management, certain rescissory relief, disgorgement of management fees and allegedly unlawful profits, compensatory and punitive monetary damages, and plaintiffs' fees and expenses (including attorney and expert fees). The Class Action Complaint names the Alger-related defendants named in the Derivative Complaint as well as certain defendants not named in the Derivative Complaint, including certain entities affiliated with Alger Management, certain Alger Mutual Funds, including the Fund, and certain additional former trustees and a former officer of the defendant Alger Mutual Funds. It alleges, on the basis of factual allegations similar to those of the Derivative Complaint with respect to the Alger defendants, (i) offenses by Alger defendants similar to those alleged in the Derivative Complaint, (ii) violations, by Alger Management, the Distributor, their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, and Section 34(b) of the Investment Company Act of 1940,
(iii) breach of contract by the funds named as defendants, and (iv) unjust enrichment by all of the named defendants. It seeks relief similar to that sought in the Derivative Complaint.

Alger Management does not believe that the foregoing lawsuits will materially affect its ability to perform its management contracts with any of the funds that it manages, and the management of the Fund believes that it will not be materially adversely affected by the pending lawsuits.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
 OF THE ALGER AMERICAN FUND:

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger American Fund (a Massachusetts business trust comprising, respectively, the Alger American Growth, Alger American Small Capitalization, Alger American Income and Growth, Alger American Balanced, Alger American MidCap Growth, and Alger American Leveraged AllCap Portfolios) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended December 31, 2001 were audited by other auditors, whose report, dated January 24, 2002, expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger American Fund at December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the three years then ended, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP


New York, New York
January 28, 2005

TRUSTEES AND OFFICERS OF THE FUND (UNAUDITED)

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, Spectra Fund, The Alger Funds, The Alger Institutional Funds, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                                                NUMBER OF PORTFOLIOS
                                                                                                                  IN THE ALGER FUND
                                                                                                  TRUSTEE              COMPLEX
NAME, AGE, POSITION WITH                                                                          AND/OR          WHICH ARE OVERSEEN
  THE FUND AND ADDRESS                        PRINCIPAL OCCUPATIONS                            OFFICER SINCE         BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (69)        Chairman of the Board of Alger Associates, Inc.                      1988                  22
  Chairman of the Board       ("Associates"), Fred Alger & Company, Incorporated
                              ("Alger Inc."), Alger Management, Alger Properties, Inc.
                              ("Properties"), Alger Shareholder Services, Inc.
                              ("Services"), Alger Life Insurance Agency, Inc.
                              ("Agency"), Fred Alger International Advisory S.A.
                              ("International"), and five of the six funds in the Alger
                              Fund Complex; Chairman of the Boards of Alger SICAV
                              ("SICAV") and Analysts Resources, Inc. ("ARI").

NON-INTERESTED TRUSTEES

Stephen E. O'Neil (72)        Attorney; Private investor since 1981; Director of                   1988                   23
  Trustee                     Brown-Forman Corporation; Trustee/Director of the six
                              funds in the Alger Fund Complex; formerly of Counsel
                              to the law firm of Kohler & Barnes.

Nathan E. Saint-Amand,        Medical doctor in private practice; Co-Partner Fishers Island        1988                   23
  M.D. (66)                   Partners; Member of the Board of the Manhattan Institute;
  Trustee                     Trustee/Director of the six funds in the Alger Fund Complex.
                              Formerly Co-Chairman Special Projects Committee of
                              Memorial Sloan Kettering.


                                                                                                                NUMBER OF PORTFOLIOS
                                                                                                                  IN THE ALGER FUND
                                                                                                  TRUSTEE              COMPLEX
NAME, AGE, POSITION WITH                                                                          AND/OR          WHICH ARE OVERSEEN
  THE FUND AND ADDRESS                        PRINCIPAL OCCUPATIONS                            OFFICER SINCE         BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS

Dan C. Chung (42)             President, Director and Chief Investment Officer of Alger            2001                  N/A
  President                   Management; President and Director of Associates,
                              Alger Inc., Properties, Services, Agency, International,
                              ARI and Trust; Trustee/Director of four of the six funds
                              in the Alger Fund Complex.

Frederick A. Blum (51)        Executive Vice President and Treasurer of Alger Inc., Alger          1996                  N/A
  Treasurer and Assistant     Management, Properties, Associates, ARI, Services and
  Secretary                   Agency since September 2003 and Senior Vice President
                              prior thereto;  Treasurer or Assistant  Treasurer,
                              and Assistant Secretary, of each of the other five
                              investment  companies  in the Alger  Fund  Complex
                              since the later of 1996 or its inception. Director
                              of SICAV and  International  and  Chairman  of the
                              Board (and prior thereto,  Senior Vice  President)
                              and  Treasurer  of Alger  National  Trust  Company
                              since 2003.

Katherine P. Feld (46)        Senior Vice President and Chief Compliance Officer                    2004                 N/A
  Chief Compliance Officer    of Alger Management and Alger, Inc. since 2004;
                              previously Vice President and Senior Counsel of
                              Oppenheimer Funds, Inc.

Mr. Alger is an "interested person"(as defined in the Investment Company Act) of the Fund because of his affiliation with Alger Management. Mr. Chung is Mr. Alger's son-in-law. No Trustee is a director of any public company except as may be indicated under "Principal Occupations." The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling (800) 992-3863.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

Commencing with the fiscal quarter ending September 30, 2004, the Portfolio's file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

ITEM 2.   CODE OF ETHICS.

       (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

       (b)    Not applicable.

       (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

       (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

       (e)    Not applicable.

       (f)    The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

       The Board of Trustees of the Registrant has determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

       a)     Audit Fees:
                  December 31, 2004 $173,450
                  December 31, 2003 $157,000

       b)     Audit-Related Fees: NONE

       c)     Tax Fees:
                  December 31, 2004 $23,300
                  December 31, 2003 $15,900
              Tax fees are for tax advice, tax compliance, and tax planning.

       d)     All Other Fees:
                  December 31, 2004 $7,000
                  December 31, 2003 $3,500
              Other fees include a review and consent for Registrant's registration statement filing and a review of the semi-annual financial statements.

       e)     1) Audit Committee Pre-Approval Policies And Procedures:

              Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf of the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

       2) All fees in item 4(b) through 4(d) above were pre-approved by the Registrant's Audit Committee.

       f)     Not Applicable

       g)     Non-Audit Fees:
                  December 31, 2004 $157,449 and 82,300 Euros
                  December 31, 2003 $61,400 and 113,827 Euros

       h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

       Not applicable

ITEM 6.   SCHEDULE OF INVESTMENTS

       Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

       Not applicable

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

       Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

       Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

       None

ITEM 11.  CONTROLS AND PROCEDURES.

       (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

       (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

       (a) (1) Code of Ethics as Exhibit 99.CODE ETH

       (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

       (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


The Alger American Fund


By:    /s/Dan C. Chung


       Dan C. Chung


       President


Date:  February 18, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/Dan C. Chung


       Dan C. Chung


       President


Date:  February 18, 2005


By:    /s/Frederick A. Blum


       Frederick A. Blum


       Treasurer

Date:  February 18, 2005